Exhibit 99.1

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EXHIBIT 1

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LAW OFFICE OF CARL M. VARADY
Carl M. Varady (HI Bar No. 4873) Pauahi Tower
1003 Bishop Street, Suite 1730
Honolulu, HI 96813 Telephone: 808/523-8447
Email: carl@varadylaw.com

Liaison Counsel for Plaintiffs

[Additional counsel appear on signature page.]
UNITED STATES DISTRICT COURT
DISTRICT OF HAWAIʻI

IN RE HAWAIIAN ELECTRIC INDUSTRIES, INC., STOCKHOLDER DERIVATIVE LITIGATION	Lead Case No. 1:24-CV-00164- MWJS-WRP

STIPULATION OF SETTLEMENT

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This Stipulation of Settlement, dated December 31, 2025 (“Stipulation” or “Settlement”), is made and entered into by and among the following Settling Parties (as defined further in ¶IV.1.27), and by and through their respective counsel: (i)(a) plaintiffs in the above captioned Hawaii Federal Action (the “Hawaii Federal Plaintiffs”); (b) plaintiffs in the Hawaii State Action (“State Plaintiffs”); and (c) plaintiffs in the California Federal Action (the “California Federal Plaintiffs” and, collectively with the Hawaii Federal Plaintiffs and State Plaintiffs, “Plaintiffs”) (on behalf of themselves and derivatively on behalf of Hawaiian Electric Industries, Inc. and Hawaiian Electric Company, Inc.);1 (ii) nominal defendant Hawaiian Electric Industries, Inc. (“HEI”) and all of its affiliates; (iii) nominal defendant Hawaiian Electric Company, Inc. (“HECO,” and together with HEI, “Hawaiian Electric” or the “Company”) and all of its affiliates; and (iv) defendants in the Actions, including current and former directors and officers of HEI and HECO (collectively, the “Individual Defendants,” and with HEI and HECO, “Defendants”). Pursuant to the Settlement, Hawaiian Electric will receive $100 million in cash to be paid by Defendants’ insurance carriers. This Stipulation is intended by the Settling Parties to effectuate the final disposition and dismissal with prejudice of the Actions and to fully, finally, and forever resolve, discharge, release, and settle the Released Claims
__________________
1 The Hawaii Federal Action, Hawaii State Action, and California Federal
Action (collectively, the “Actions”) are defined below.

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(as defined below in ¶IV.1.22) upon final Court approval and subject to the terms and conditions hereof.
I. INTRODUCTION
A. Summary of Allegations
HEI is the parent company of HECO, which supplies power to approximately 95% of Hawaii’s population through its subsidiaries. The Company is regulated by the Hawaii Public Utilities Commission (“PUC”).
Plaintiffs allege the Company’s executives and directors knew of the increasing risk of wildfires – particularly around Lahaina – yet they failed to take adequate preventive action. Specifically, Plaintiffs allege the Company neglected to remove aging and abandoned utility poles, failed to keep vegetation properly cleared around power lines, and failed to have necessary fire mitigation protocols, such as shutting off power lines in severe winds. As a result, when wildfires broke out in Maui in August 2023, Plaintiffs allege the Company’s inadequate fire prevention and mitigation efforts contributed to the devastating impact of those fires.
Plaintiffs further allege that the Individual Defendants’ prior public statements concerning the Company’s wildfire mitigation efforts, safety protocols, and maintenance of its equipment were false and misleading.

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Defendants deny Plaintiffs’ allegations and maintain that they took appropriate steps to mitigate against fire risk and to make sure the Company’s disclosures were accurate.
B. This Hawaii Federal Action
On April 8, 2024, Plaintiff George Assad filed a shareholder derivative action on behalf of HEI. Plaintiff Assad initiated the Hawaii Federal Action after making a litigation demand on HEI’s Board of Directors pursuant to HRS § 414-173.
As background, HRS § 414-173 contains a mandatory provision that requires shareholders of Hawaii corporations to commence a derivative proceeding only after:
(1) A written demand has been made upon the corporation to take suitable action; and
(2) Ninety days have expired from the date the demand was made unless the shareholder has earlier been notified that the demand has been rejected by the corporation or unless irreparable injury to the corporation would result by waiting for the expiration of the ninety-day period.
As required by HRS § 414-173, on October 4, 2023, Plaintiff Assad sent HEI’s Board a litigation demand, which demanded, among other things, that the Board investigate and address claims against certain of the Company’s current and former officers and directors for mismanagement and breaches of fiduciary duties. On December 26, 2023, the Board rejected the litigation demand via letter.

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Subsequently, on June 8, 2024, Plaintiff Robert Faris filed a shareholder derivative action on behalf of HEI. See Verified Shareholder Derivative Complaint, Faris v. Seu, et al., No. 1:24-cv-00247 (D. Haw. June 8, 2024) (ECF 1). Prior to filing, Mr. Faris sent a litigation demand to the HEI Board on January 8, 2024, which the Board rejected.
On July 3, 2024, this Court consolidated the Assad and Faris Actions and appointed the law firms of Robbins LLP and Robbins Geller Rudman & Dowd LLP as Co-Lead Counsel and the Law Office of Carl M. Varady as Liaison Counsel.
On July 30, 2024, the Court entered an order staying this Hawaii Federal Action until resolution of the motion to dismiss in the related Securities Action and the motion to dismiss or stay in the California Federal Action (which are discussed in more detail below).
Pursuant to the Court’s orders, Plaintiffs filed a consolidated complaint on August 15, 2024. See Hawaii Federal Action, ECF 80. The Complaint asserts claims for breaches of fiduciary duty, waste of corporate assets, and unjust enrichment against the Individual Defendants.
On March 10, 2025, after the stay of this Hawaii Federal Action was lifted, HEI moved to extend the stay of this Hawaii Federal Action until the motion to dismiss an amended complaint in the Securities Action was resolved. On April 30, 2025, the Court granted HEI’s motion to extend the stay.

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In the meantime, while this Hawaii Federal Action was stayed, plaintiffs in this Hawaii Federal Action obtained and reviewed books and records from HEI related to the alleged wrongdoing.
C. The California Federal Action
On December 26, 2023, Patrick Kallaus filed his complaint on behalf of HEI in the United States District Court for the Northern District of California, where the related Securities Action was pending. Following this, on January 31, 2024, Michael Cole filed his complaint on behalf of HEI in the Northern District of California, and then on February 28, 2024, Alexander Tai filed his complaint on behalf of HEI. See California Federal Action ECF 17 at ¶¶B, E, and J. These three actions were consolidated on March 19, 2024, and captioned In re Hawaiian Electric Industries, Inc. and Hawaiian Electric Company, Inc. Derivative Litigation, Case No. 3:23-cv-06627-JSC. See California Federal Action ECF 17. In consolidating the actions, the court appointed the law firms Gainey McKenna & Egleston and Rigrodsky Law, P.A. as Co-Lead Counsel and Wolf Haldenstein Adler Freeman & Herz LLP as Liaison Counsel. Id.
Following consolidation, Plaintiffs in the California Federal Action received and reviewed over 14,000 pages of the Company’s internal books and records and subsequently drafted a consolidated amended complaint incorporating, inter alia, the confidential information gleaned from the Company’s books and records. The

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consolidated amended complaint was then filed on June 19, 2024, asserting claims on behalf of the Company for breaches of fiduciary duties, unjust enrichment, gross mismanagement, waste of corporate assets, abuse of control, and violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder. See California Federal Action ECF 25.
On July 8, 2024, the Company filed a motion to dismiss and a motion to stay the California Federal Action. See California Federal Action ECF 29, 30. Plaintiffs in the California Federal Action filed their oppositions to both motions on August 14, 2024. See California Federal Action ECF 34-36.
On August 22, 2024, Plaintiffs in this Hawaii Federal Action filed a Motion to Intervene and to Stay or Dismiss in the California Federal Action, arguing that the California Federal Action should be stayed or dismissed under forum non conveniens. See California Federal Action ECF 39. On September 12, 2024, Plaintiff Rice in the Hawaii State Action filed a similar motion to intervene. See California Federal Action ECF 48. Plaintiffs in the California Federal Action opposed both motions to intervene on September 5 and 26, 2024, respectively. See California Federal Action ECF 46, 55. The fully briefed motions to dismiss, stay, and intervene were scheduled to be heard at a November 7, 2024 hearing, which was then continued in light of a forthcoming mediation. See California Federal Action ECF 58.

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Plaintiffs maintain that, after attending a failed mediation in January 2025, Plaintiffs in the California Federal Action began coordinating with the other derivative plaintiffs to streamline this litigation and conserve resources. As a result, on January 24, 2025, the California Federal Action plaintiffs filed a Notice of Voluntary Dismissal. See California Federal Action ECF 62. On January 30, 2025, after a hearing, the Court in the California Federal Action entered an Order dismissing the California Federal Action without prejudice. See California Federal Action ECF 79.
D. The Hawaii State Action
By letter dated August 30, 2023, Plaintiff Christina Rice requested inspection of certain books and records of HEI pursuant to H.R.S. § 414D-302. On September 11, 2023, Rice filed a shareholder derivative action on behalf of the Company in Hawaii State Court, captioned Rice v. Connors, et al., Civil Case No. 1CCV-23-0001181. Plaintiff Rice thereafter filed an amended complaint on October 27, 2023. The action was thereafter removed to federal court but was later remanded to Hawaii State Court on March 14, 2024. Plaintiff Rice filed a Second Amended Complaint on May 17, 2024, which incorporated certain documents received from HEI in response to Rice’s inspection demand. By letter dated September 21, 2023, Plaintiff David Hamilton requested inspection of certain books and records of HEI pursuant to H.R.S. § 414-470. By letter dated March 29, 2024, Plaintiff Hamilton served a

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litigation demand on the HEI Board pursuant to H.R.S. § 414-173. By letter dated June 27, 2024, the HEI Board refused Hamilton’s litigation demand. On November 6, 2024, Plaintiff Hamilton filed a shareholder derivative action on behalf of the Company in Hawaii State Court, captioned Hamilton v. Lau, et al., No. 1CCV-24-0001595. On March 5, 2025, upon stipulation by the parties in the two actions, the Hawaii State Court consolidated the Rice action and the Hamilton action under the caption In re Hawaiian Electric Industries Inc. and Hawaiian Electric Company, Inc. State Court Derivative Litigation, No. 1CCV-23-0001181, appointed Francis A. Bottini, Jr. of Bottini & Bottini, Inc. and Addison Bonner of Bonner Sogi & Associates as Lead Counsel, and appointed Willem F. Jonckheer of Schubert Jonckheer & Kolbe LLP and Andrew D. Stewart of Showa Law Office as members of the Executive Committee. On April 9, 2025, Plaintiffs filed a consolidated complaint. On May 28, 2024, HEI filed a motion to stay in the Rice action, which was later made applicable to the Hawaii State Action. The hearing on the motion to stay, however, was repeatedly continued in light of the parties’ ongoing settlement negotiations.
E. The Securities Action
On August 24, 2023, shareholders filed a putative securities class action against HEI and certain individuals. Bhangal v. Hawaiian Electric Indus., Inc., et al., No. 3:23-cv-04332 (N.D. Cal. Aug. 24, 2023) (ECF 1). The Securities Action is

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premised on claims that defendants made materially misleading statements that violated the federal securities laws.
The Securities Action was dismissed on October 15, 2024, with leave to amend. See Securities Action. ECF 92. In the Securities Action, plaintiffs filed a second amended complaint on November 12, 2024, adding certain defendants, including HECO; and defendants filed a second motion to dismiss on March 18, 2025. See Securities Action ECF 93, 106. At the parties’ request, the court vacated the hearing on the motion to dismiss and then granted a stay in light of the parties’ settlement negotiations.
F. The Tort Actions
Hundreds of tort lawsuits filed after the Lahaina wildfires were recently resolved through a $4 billion global settlement. HEI is reported to be responsible for approximately $1.99 billion of the $4 billion settlement.
G. The Parties’ Mediation and Subsequent Settlement Efforts
On January 22, 2025, the parties participated in a full-day mediation session before David M. Murphy of Phillips ADR Enterprises (the “Mediator”). The parties engaged in substantial briefing before the session. However, a settlement was not reached at that time and litigation proceeded.
On July 14, 2025, the parties participated in a second full-day mediation session before the Mediator. The parties did not reach a settlement during the

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mediation, but the parties continued to engage in extensive arm’s-length negotiations with the Mediator’s assistance for months following the mediation. Thereafter, on November 5, 2025, the Settling Parties executed a formal Term Sheet for Settlement of Shareholder Derivative Litigation (the “Term Sheet”) setting forth the material terms of this Settlement of the Actions.
H. Approval of the Settlement by the HEI Board of Directors
On December 15, 2025, the HEI Board, including all of the independent directors, approved a resolution reflecting their determination, in a good faith exercise of their business judgment that the Settlement and each of its terms is fair, reasonable, and in the best interests of HEI and its shareholders. A copy of the Board’s resolution has been provided to Plaintiffs’ Counsel.
II. PLAINTIFFS’ CLAIMS AND BENEFITS OF SETTLEMENT
Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Actions have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and potential appeal(s). Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof

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of, and possible defenses to, the claims asserted in the Actions. Plaintiffs also submit that the prosecution of the Actions and Settlement set forth in the Stipulation will result in Hawaiian Electric’s recovery of $100 million in cash, a substantial benefit to the Company.
Plaintiffs’ Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing the Company’s reports and applications filed with the PUC, as well as the PUC’s decisions, orders, and comments filed in response; (ii) reviewing the results of numerous investigations conducted by regulators after the Lahaina wildfires, including the Bureau of Alcohol, Tobacco, Firearms and Explosives, the Maui County Fire Department, the Fire Safety Research Institute, which was commissioned by the Hawaii Department of the Attorney General, and the PUC; (iii) reviewing Hawaiian Electric’s press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company; (iv) reviewing related media reports about the Company; (v) researching applicable Hawaii and federal law with respect to the claims alleged in the Actions and potential defenses thereto; (vi) analyzing filings and evaluating evidence from the Securities Action and the Tort Actions; (vii) preparing and filing each of their Complaints; (viii) opposing Defendants’ motion to dismiss or stay in the California Federal Action; (ix) reviewing and analyzing confidential document productions made by Defendants; (x) conducting damages

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analyses; (xi) preparing and submitting a detailed mediation statement; and (xii) negotiating this Settlement with the Company and the Individual Defendants, including by participating in the initial mediation, and the ten months of subsequent negotiations under the Mediator’s supervision.
Based on their evaluation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in this Stipulation is fair, reasonable, adequate, and in the best interests of Hawaiian Electric and its shareholders.
III. THE DEFENDANTS’ DENIALS OF WRONGDOING AND
LIABILITY
Each of the Defendants has denied and continues to deny each and every one of the claims and contentions alleged by Plaintiffs in the Actions. Each of the Defendants expressly has denied and continues to deny all allegations of wrongdoing, liability, or damages arising out of, based upon, or related to any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions. Without limiting the foregoing, each of the Individual Defendants has denied and continues to deny, among other things, that they breached their fiduciary duties or any other duty owed to Hawaiian Electric or its shareholders or engaged in any wrongdoing, or that Plaintiffs, Hawaiian Electric, or its shareholders suffered any damage or were harmed as a result of any conduct that was or that could have been alleged against them in the Actions or otherwise.

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Nonetheless, Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Actions. HEI’s Board has approved the Settlement and each of its terms, including the $100 million cash payment to Hawaiian Electric, releases, and the Fee and Expense Amount to be sought by Plaintiffs’ Counsel, as set forth in this Stipulation, as in the best interest of Hawaiian Electric and its shareholders. Further, Defendants have determined that it is desirable and beneficial that the Actions, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation (including all of the Exhibits attached hereto) shall in no event be construed as or deemed to be evidence of, or an admission or concession by any of the Individual Defendants or by Hawaiian Electric with respect to, any claim of fault, liability, wrongdoing, or damage whatsoever.
IV. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT
NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Settling Parties, by and through their respective undersigned attorneys and subject to the approval of the Court pursuant to Federal Rule of Civil Procedure 23.1(c), that in exchange for the consideration set forth below, the Actions and Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished and released, and the Actions shall each be dismissed with

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prejudice and without costs (except as expressly herein provided), upon and subject to the terms and conditions of this Stipulation, as follows:
1. Definitions
As used in this Stipulation the following terms have the meanings specified below:
1.1 “Actions” means: (i) the two shareholder derivative actions consolidated in the United States District Court for the District of Hawaii under the caption In re Hawaiian Electric Industries, Inc., Stockholder Derivative Litigation, No. 1:24-cv-00164-MWJS-WRP (the “Hawaii Federal Action”); (ii) the two shareholder derivative actions consolidated in the Circuit Court of the First Circuit, State of Hawaii (the “Hawaii State Court”) under the caption In re Hawaiian Electric Industries Inc. and Hawaiian Electric Company, Inc. State Court Derivative Litigation, No. 1CCV-23-0001181 (the “Hawaii State Action”); and (iii) the three shareholder derivative actions that were consolidated under the caption In re Hawaiian Electric Industries, Inc. and Hawaiian Electric Company, Inc. Derivative Litigation, No. 3:23-cv-06627 (the “California Federal Action”) and voluntarily dismissed without prejudice.
1.2 “Company” or “Hawaiian Electric” means Hawaiian Electric Industries, Inc. (“HEI”), and Hawaiian Electric Company, Inc. (“HECO”),

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including, but not limited to, their predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns.
1.3 “California Federal Action” means the three shareholder derivative actions that were consolidated under the caption In re Hawaiian Electric Industries, Inc. and Hawaiian Electric Company, Inc. Derivative Litigation, No. 3:23-cv-06627, and voluntarily dismissed without prejudice.
1.4 “Court” means the United States District Court for the District of Hawaii.
1.5 “Defendants” means the Individual Defendants together with Hawaiian Electric.
1.6 “Defendants’ Counsel” means Skadden, Arps, Slate, Meagher & Flom LLP, Allen Overy Shearman Sterling US LLP, Cades Schutte LLP, and Damon Key Leong Kupchak Hastert.
1.7 “Final Approval Order” means the Order Approving Derivative Settlement and Order of Dismissal with Prejudice, substantially in the form attached as Exhibit B hereto.
1.8 “Effective Date” means the first date by or on which all of the events and conditions specified in ¶IV.6.1 of this Stipulation have been met and have occurred.

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1.9 “Escrow Account” means an interest-bearing escrow account at Western Alliance Bank and established with Hawaiian Electric’s tax identification number.
1.10 “Escrow Agent” means Western Alliance Bank.
1.11 “Escrow Agreement” means the agreement between the parties that provides for the orderly distribution of the Settlement Amount.
1.12 “Final” means when the last of the following shall occur: (i) the expiration of the time to file any motion to alter or amend the judgment without any such motion having been filed; (ii) the expiration of the time to appeal from the judgment without any such appeal having been filed; and (iii) if a motion to alter or amend is filed or if an appeal is filed, immediately after the determination of that motion or appeal so that the judgment is no longer subject to any further judicial review or appeal whatsoever, whether by reason of affirmance by a court of last resort, lapse of time, voluntary dismissal of appeal, or otherwise, and in such a manner as to permit the consummation of the Settlement substantially in accordance with the terms and conditions of the Stipulation. For purposes of this paragraph, an “appeal” shall include any petition for a writ of certiorari or other writ that may be filed in connection with the approval or disapproval of this Settlement, but shall not include any appeal which concerns only the issue of Plaintiffs’ Counsel’s attorneys’ fees and expenses, or any service awards to Plaintiffs for their expenses or service.

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1.13 “Gross Settlement Fund” means the Settlement Amount, together with any interest earned thereon from the date of deposit into the Escrow Account.
1.14 “Hawaii Federal Action” means the two shareholder derivative actions consolidated in the United States District Court for the District of Hawaii under the caption In re Hawaiian Electric Industries, Inc., Stockholder Derivative Litigation, No. 1:24-cv-00164-MWJS-WRP.
1.15 “Hawaii State Action” means the two shareholder derivative actions consolidated in the Circuit Court of the First Circuit, State of Hawaii under the caption In re Hawaiian Electric Industries Inc. and Hawaiian Electric Company, Inc. State Court Derivative Litigation, No. 1CCV-23-0001181.
1.16 “Individual Defendants” means defendants in the Actions, including Scott W. H. Seu, Thomas B. Fargo, Peggy Y. Fowler, Celeste A. Connors, William James Scilacci, Jr., Micah A. Kāne, Elisia K. Flores, Paul K. Ito, Jeffrey N. Watanabe, Richard J. Dahl, Yoko Otani, Michael J. Kennedy, Keith P. Russell, Mary G. Powell, Eva T. Zlotnicka, Kelvin H. Taketa, Constance H. Lau, Gregory C. Hazelton, Timothy E. Johns, James A. Ajello, Mary E. Kipp, Alana K. Pakkala, Toby B. Taniguchi, Kevin M. Burke, Shelee M. T. Kimura, Alan M. Oshima, and Tayne S. Y. Sekimura.

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1.17 “Judgment” means the judgment to be rendered by the Court in the Hawaii Federal Action upon its final approval of this Settlement, substantially in the form attached hereto as Exhibit C.
1.18 “Person” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity, and each of its or their spouses, executors, heirs, predecessors, successors, representatives, shareholders, general or limited partners, members or managing members, attorneys, or assignees.
1.19 “Plaintiffs” means George Assad, Robert Faris, Michael Cole, Patrick Kallaus, Alexander Tai, Christina Rice, and David Hamilton.
1.20 “Plaintiffs’ Counsel” means Robbins Geller Rudman & Dowd LLP, Robbins LLP, Glancy Prongay & Murray LLP, the Law Office of Carl M. Varaday, Rigrodsky Law, P.A., Grabar Law Office, Gainey McKenna & Egleston, The Rosen Law Firm, P.A., Bottini & Bottini, Inc., Bonner Sogi & Associates, and Schubert Jonckheer & Kolbe LLP.
1.21 “Related Parties” means: (i) as to HEI, HECO, or Hawaiian Electric, HEI’s, HECO’s, or Hawaiian Electric’s past or present directors, officers, managers,

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employees, partners, agents, attorneys, accountants, auditors, insurers, reinsurers, consultants, experts, successors, subsidiaries, divisions, joint ventures, assigns, general or limited partners or partnerships, limited liability partnerships or companies, any entity in which HEI, HECO, or Hawaiian Electric has a controlling interest, all officers, directors, and employees of HEI’s, HECO’s, or Hawaiian Electric’s current and former subsidiaries, and all counsel who advised HEI, HECO, or Hawaiian Electric in connection with the Actions; and (ii) as to the Individual Defendants and any individual named as a defendant in any complaint in any of the Actions: (a) each spouse, immediate family member, heir, executor, estate, administrator, representative, agent, attorney, accountant, auditor, insurer, reinsurer, advisor, consultant, expert, or affiliate of any of them; (b) any trust in respect of which any such individual, or any spouse or family member thereof serves as a settlor, beneficiary or trustee; (c) any entity in which any such individual, or any spouse or immediate family member thereof, holds a controlling interest or for which any such individual has served as an employee, director, officer, managing director, advisor, general partner, limited partner, managing member, or member, and any collective investment vehicle which is advised or managed by any of them; and (d) all counsel who advised any such individual in the Actions.
1.22 “Released Claims” means any and all claims (including “Unknown Claims,” as defined below in ¶IV.1.28), and causes of action of every nature and

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description, whether known or unknown, whether arising under federal, state, local, statutory, regulatory, common, foreign or other law or rule, that Plaintiffs, HEI, or HECO (i) asserted in any of the complaints filed in the Actions; or (ii) could have asserted on behalf of HEI or HECO that in any way are based on, arise from or relate to the allegations, events, transactions, facts, matters, disclosures or non-disclosures set forth in the complaints, including, but not limited to, the alleged conduct, actions, inactions, deliberations, votes, statements or representations of any Released Defendants’ Person. Notwithstanding the foregoing and that the Settling Parties intend this Stipulation and Settlement to be a complete and final resolution of all disputes related to the Actions, nothing herein shall in any way release, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation, including the Exhibits hereto. “Released Claims” shall not include: (i) direct claims of Plaintiffs or any other Company shareholders asserted in the Securities Action;
(ii) any claims of any insured individual or entity against HEI or HECO’s insurers;
(iii) any obligations owed by HEI or HECO to any Defendant or Released Defendants’ Persons; or (iv) any claims relating to the enforcement of the Settlement.
1.23 “Released Defendants’ Persons” means each and all of the Individual Defendants, HEI, HECO, and their respective Related Parties.

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1.24 “Released Plaintiffs’ Persons” means Plaintiffs, Plaintiffs’ Counsel, and any entity in which any Plaintiff has a controlling interest, as well as their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, committees, joint ventures, trustees, trusts, employees, immediate family members, heirs, insurers and reinsurers (in their capacities as such), consultants, experts, and attorneys (in their capacities as such).
1.25 “Securities Action” means the action titled Bhangal v. Hawaiian Electric Industries, Inc., et al., No. 3:23-cv-04332-JSC, pending in the United States District Court for the Northern District of California.
1.26 “Settlement Amount” means $100,000,000.00.
1.27 “Settling Parties” means, collectively, Plaintiffs, each of the Individual Defendants, HEI, and HECO.
1.28 “Unknown Claims” means any Released Claims that Plaintiffs, HEI, HECO, or Hawaiian Electric, or a current or former HEI, HECO, or Hawaiian Electric shareholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Defendants’ Persons provided for herein, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with, and release of the Released Defendants’ Persons, or might have affected his, her, or its decision not to object or otherwise to be heard with respect

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to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, HEI, HECO, and current or former Hawaiian Electric shareholders shall be deemed to have, and by operation of the Judgment shall have expressly waived the provisions, rights, and benefits of California Civil Code § 1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
Further, with respect to any and all claims released pursuant to ¶IV.4.1 and ¶IV.4.3 below, the Settling Parties stipulate and agree that, upon the Effective Date, each of Plaintiffs, HEI, HECO, and current or former HEI, HECO, or Hawaiian Electric shareholders also shall expressly waive, and by operation of the Judgment shall have expressly waived any and all provisions, rights, and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542. Plaintiffs, HEI, HECO, and Hawaiian Electric shareholders may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, but

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it is the intention of the Settling Parties to completely, fully, finally, and forever extinguish any and all claims released pursuant to ¶IV.4.1 and ¶IV.4.3 below, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law, or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and HEI, HECO, and Hawaiian Electric shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.
2. Consideration to Hawaiian Electric
2.1 Settlement Amount. In connection with the Settlement of the Actions, and pursuant to the terms of the Escrow Agreement (attached hereto as Exhibit D), Defendants shall cause their insurers to pay $100,000,000.00 of immediately available funds into the Escrow Account within twenty (20) days after the later of: (i) entry of an order preliminarily approving the Settlement; or (ii) Plaintiffs’ Counsel providing to Defendants’ Counsel a Form W-9, wire transfer or electronic payment (ACH) instructions, and account information for payment by check (for

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those insurance carriers paying by check)2 and/or any requisite electronic payment authorization forms, and the name and telephone number of an individual who can verbally confirm wire instructions within ten (10) business days of the entry of an order preliminarily approving the Settlement.
2.2 Defendants shall provide written confirmation that the Settlement Amount has been deposited into the Escrow Account within three (3) business days of the deposit. The Settlement Amount, together with any interest earned thereon from the date of deposit into the Escrow Account, shall be the full and sole monetary contribution made by or on behalf of the Released Defendants’ Persons in connection with the Settlement. The Settling Parties agree that (a) the Settlement Amount is to be paid solely by the insurers; and (b) under no circumstances shall any Individual Defendants be personally responsible for paying any portion of the Settlement Amount or any other cost, fee, or expense incurred in connection with the Settlement described in this Stipulation.
2.3 HEI, by and through its Board of Directors, including its independent directors, has approved a resolution reflecting its determination, in a good faith exercise of its business judgment that the Settlement and each of its terms, including the Settlement Amount is fair, reasonable, and in the best interests of Hawaiian
__________________
2 Such payment by check will be sent by 2-day FedEx within eighteen (18) days after the later of the two events described in ¶IV.2.1.

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Electric and its shareholders. Hawaiian Electric also acknowledges and agrees that Plaintiffs’ commencement, prosecution, and settlement of the Actions were precipitating and material factors in the Company’s recovery of the Settlement Amount.
2.4 The Settling Parties acknowledge and agree that:
(a) With respect to the Escrow Account:
(i) the amounts deposited in the Escrow Account pursuant to ¶IV.2.1, while on deposit therein, are not, and shall not be deemed to be, property of the estate of any Person (including, but not limited to, any Settling Party or any of the insurers) within the meaning of 11 U.S.C. § 541 or any similar provision of any other law;
(ii) each of the Settling Parties hereby disclaims, releases, and waives any right it may have to assert that it has any equitable title to any amount in the Escrow Account;
(iii) the Defendants’ insurers are funding all of the amounts being deposited into the Escrow Account;
(iv) the commencement by or against any Settling Party of a case or proceeding pursuant to Title 11 of the United States Code, any state insolvency or receivership law, or any state law relating to general assignment for the benefit of creditors, composition, marshaling, or other similar arrangements and

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procedures, shall not operate to stay, terminate, cancel, suspend, excuse, delay, impede, or otherwise interfere with or impair: (1) the rights of Hawaiian Electric to receive the Settlement Amount from the Escrow Account, pursuant to this Stipulation, the Escrow Agreement, and the Final Approval Order and Judgment; or (2) the duties of the Escrow Agent under this Stipulation, the Escrow Agreement, and the Final Approval Order and Judgment, including, but not limited to, the Escrow Agent’s obligation to release the Settlement Amount to the Company consistent with this Stipulation;
(v) the Individual Defendants shall not have any interest in any amounts deposited in the Escrow Account at any time;
(vi) the Individual Defendants’ insurers shall have no interest in any amounts deposited in the Escrow Account at any time unless, until, and solely to the extent that any funds are due to the Individual Defendants’ insurers pursuant to ¶IV.6.2(c) below; and
(vii) in the event of the entry of a final order of a court of competent jurisdiction, prior to the Effective Date, determining that the payment of the Settlement Amount or any portion thereof by any Person is a preferential transfer, voidable or avoidable transfer, fraudulent transfer, or similarly recoverable transaction and requiring any portion thereof to be returned, and such amount is not promptly deposited into the Escrow Account by the Individual Defendants or others

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on their behalf, then the Final Approval Order and Judgment shall be vacated and set aside, in which event the Settling Parties, Released Defendants’ Persons, and Related Parties shall be restored to their respective positions that existed immediately prior to November 5, 2025.
(b) None of the Settling Parties shall have any right, title, or interest in or to, or possession of the Escrow Account, and therefore shall not have the ability to pledge, convey, hypothecate, or grant as security all or any portion of the funds in the Escrow Account, unless and until, and solely to the extent that, any such funds have been released from the Escrow Account pursuant to this Stipulation and the applicable escrow agreement, and are received by the party to which the release of funds is to be made. The Escrow Agent shall be in joint possession of the funds therein solely in its capacity as such, and shall not act as custodian of the Settling Parties for purposes of perfecting a security interest therein, and no creditor of any of the Settling Parties shall either have any right to have or to hold or otherwise attach or seize all or any portion of either of the Escrow Account as collateral for or in satisfaction of any obligation, or be able to obtain a security interest in any of the funds in the Escrow Account unless and until, and solely to the extent that, any such funds have been released from the Escrow Account pursuant to this Stipulation and the applicable escrow agreement, and are received by the Person to which the release of funds is to be made.

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2.5 Escrow Release. The Gross Settlement Fund, net of any taxes on the income thereof and any tax expenses, shall be used to pay (i) any expenses incurred in connection with the Escrow Account, including costs incurred with subsequent distributions from the Gross Settlement Fund (the “Administration Expenses”); (ii) Plaintiffs’ Counsel’s Fee and Expense Amount authorized by the Court; and (iii) other fees and expenses authorized by the Court, including any service awards to Plaintiffs approved by the Court. The balance of the Gross Settlement Fund shall be released and paid as follows: (a) within the later of ten (10) days of the funding of the Escrow Account pursuant to ¶IV.2.1 or ten (10) days after the court preliminarily approves the settlement in the Securities Action, $1,000,000.00 shall be released to the Company so that it can satisfy its obligation to fund an initial installment of the settlement amount agreed upon in the Securities Action; (b) within five (5) business days of this Court’s entry of judgment and the judgments in the Hawaii Federal Action and the Hawaii State Action becoming Final in accordance with ¶IV.6.1(d), any funds in the Gross Settlement Fund shall be put into a separate escrow account, trust account, or similar device to safeguard those funds for use by the defendants in the Securities Action to settle or defend the Securities Action; and (c) any funds in the Gross Settlement Fund remaining after final resolution of the Securities Action shall revert to the Company for its exclusive benefit. Plaintiffs’ Counsel shall

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cooperate with counsel for HEI to effectuate the releases of funds from the Escrow Account in accordance with this Stipulation.
2.6 The Settling Parties and their respective counsel represent that: they are not aware of any person who plans to object to the settlement of the Securities Action; they will not themselves or on behalf of others object to the settlement of the Securities Action; and they will not object to or assert any claims arising out of or relating to the decision of the Company and its directors to the use of proceeds from the Gross Settlement Fund for the settlement or defense of the Securities Action. The Settling Parties have jointly executed a form of escrow release (Exhibit D, hereto) instructing to the Escrow Agent to release the Gross Settlement Fund to process the payments described herein within two (2) business days of the dates triggering the relevant payment obligation.
2.7 The Settling Parties further stipulate that Plaintiffs’ Counsel may apply to the Court for service awards of $5,000.00 for each Plaintiff, only to be paid upon Court approval, and to be paid from the Gross Settlement Fund in recognition of the benefit Plaintiffs helped create for the Company. The failure of the Court to approve any requested service award, in whole or in part, shall have no effect on the Settlement set forth in this Stipulation.

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3. Settlement Procedures
3.1 Within ten (10) business days after execution of this Stipulation by or on behalf of all Settling Parties, Plaintiffs shall submit this Stipulation together with its Exhibits to the Court and shall move for entry of an order substantially in the form of Exhibit A to the Stipulation (the “Preliminary Approval Order”), requesting, among other things, the preliminary approval of the Settlement set forth in this Stipulation, and approval for the filing and publication of the Settlement Notice, substantially in the forms attached hereto as Exhibits A-1 (“Long-Form Notice”) and A-2 (“Short-Form Notice” and collectively with the Long-Form Notice, the “Settlement Notice”), which shall include the general terms of the Settlement set forth in this Stipulation and the date of the Settlement Hearing as described below.
3.2 Within five (5) business days following the Court’s entry of the Preliminary Approval Order, HEI, at its expense, shall cause the Stipulation and Long-Form Notice to be filed as exhibits to an SEC Current Report on Form 8-K, shall publish the Short-Form Notice one time in The Wall Street Journal, and shall post a link to this Stipulation and the Long-Form Notice on the “Investor Relations” portion of the Company’s website, the address of which shall be contained in the Settlement Notice. Expenses for any further notice ordered by the Court shall likewise be paid by HEI.

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3.3 Plaintiffs will request that not less than forty-five (45) days after the
Settlement Notice is completed pursuant to the terms of ¶IV.3.2 above or as otherwise directed by the Court, the Court hold a hearing (the “Settlement Hearing”) to consider and determine whether the Final Approval Order and the Judgment, substantially in the forms of Exhibits B and C attached hereto, respectively, should be entered: (i) approving the terms of the Settlement as fair, reasonable and adequate; and (ii) dismissing with prejudice this Action.
3.4 Except as otherwise provided herein, all proceedings and discovery in this Action shall remain stayed pursuant to the order of stay entered in the Action, and the Settling Parties shall not file or prosecute any other actions or proceedings relating to the Settlement. If the Settlement is terminated pursuant to the terms of this Stipulation or if the Effective Date fails to occur, then the provisions of ¶IV.6.2 shall apply.
3.5 Within seven (7) days of the Judgment becoming Final, Plaintiffs in the Hawaii State Action and plaintiffs in any other related action will move (and take any other necessary actions) to cause the dismissal of the Hawaii State Action and any other related actions, respectively, with prejudice.
4. Releases
4.1 Upon the Effective Date, HEI, HECO, and each of their respective
Related Parties and shareholders, and Plaintiffs (acting on their own behalf and

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derivatively on behalf of Hawaiian Electric and its shareholders) shall fully, finally, and forever release, relinquish, settle, and discharge each and all of the Released Defendants’ Persons from any and all Released Claims.
4.2 Upon the Effective Date, HEI, HECO, and each of their respective Related Parties and shareholders, and Plaintiffs (acting on their own behalf and derivatively on behalf of Hawaiian Electric and its shareholders) shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims, including Unknown Claims, against any of the Released Defendants’ Persons; provided, however, that nothing herein shall in any way release, waive, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
4.3 Upon the Effective Date, Defendants, HEI, and HECO shall fully, finally, and forever release, relinquish, settle, and discharge each and all of the Released Plaintiffs’ Persons from all claims and causes of action of every nature and description, whether known or unknown, whether arising under federal, state, common, or foreign law, that arise out of or relate in any way to the institution, prosecution, or settlement of the claims in the Actions, except for claims relating to the enforcement of the Settlement.

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5. Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses
5.1 Plaintiffs’ Counsel intend to request Court approval of the Settlement, including attorneys’ fees equal to 25% of the Settlement Amount plus expenses not to exceed $475,000.00 (the “Fee and Expense Amount”). Provided that the Court issues an order approving a Fee and Expense Amount as part of its final approval of the Settlement, Plaintiffs’ Counsel shall be entitled as part of the Fee and Expense Amount to the interest earned on the Fee and Expense Amount awarded by the Court at a rate of 4% (annual percentage rate) from November 5, 2025, until the Fee and Expense Amount is paid to Plaintiffs’ Counsel from the Escrow Account.
5.2 Upon and in accordance with the approval by the Court, the Fee and Expense Amount shall be paid to Plaintiffs’ Counsel from the Escrow Account within five (5) business days, notwithstanding any objections thereto, or potential for appeal therefrom, or collateral attack on the Settlement, subject to Plaintiffs’ Counsel’s several obligation to refund the Fee and Expense Amount (including interest earned on the Fee and Expense Amount) within thirty (30) calendar days in the event that approval of the Settlement is reversed, the Settlement is otherwise terminated, or in accordance with any order reducing the Fee and Expense Amount.
5.3 Plaintiffs’ Counsel shall allocate the Fee and Expense Amount awarded by the Court among themselves. Plaintiffs’ Counsel agree that any disputes regarding the allocation of the Fee and Expense Amount among them shall be

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presented to and be mediated by the Mediator, and if mediation is unsuccessful, decided on a final, binding, non-appealable basis by the Mediator, on the terms and subject to the processes and procedures set forth by the Mediator in his or her sole discretion. The Mediator’s fees and costs for any such mediation and/or arbitration shall be borne solely by Plaintiffs’ Counsel and split evenly among Plaintiffs’ Counsel.
5.4 Any objection, appeal, or dispute relating to or regarding the Fee and Expense Amount shall not be cause to terminate or delay implementation of this Settlement, including without limitation the Effective Date and the releases of the Released Claims, or finality of the dismissals contemplated by the Settlement.
6. Conditions and Effective Date of Settlement; Effect of
Disapproval, Cancellation or Termination
6.1 The Effective Date shall be the first date on which all of the following conditions have occurred:
(a) Timely funding of the Settlement Amount into the Escrow
Account by Defendants’ insurance carriers;
(b) HEI and HECO’s Boards, including their non-defendant independent members, have approved the Settlement;
(c) the Court has entered the Final Approval Order and Judgment, substantially in the forms of Exhibits B and C attached; and

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(d) entry of final judgments in the Hawaii Federal Action and the Hawaii State Action, in which the Actions are dismissed with prejudice, and the final judgments becoming Final.
6.2 If for any reason the Effective Date does not occur, then this Stipulation and Settlement (including, without limitation, all releases) shall be deemed null and void and shall be canceled and terminated subject to the provisions of this paragraph, unless counsel for the Settling Parties mutually agree in writing to proceed with an alternative or modified stipulation of settlement and submit it for Court approval. Prior to the Effective Date, in the event that any of the conditions set forth in ¶IV.6.1 is not timely satisfied, any Settling Party shall have the right to terminate the Settlement by giving written notice to counsel for the opposing Settling Parties (the “Notice of Termination”). If for any reason the Effective Date does not occur, or if this Stipulation or Settlement is terminated, cancelled, or otherwise fail to become effective for any reason, and counsel for the Settling Parties do not mutually agree to proceed as described in the previous sentence:
(a) The Settling Parties, Released Defendants’ Persons and Related Parties shall be restored, without prejudice, to their respective positions that existed as of November 4, 2025;
(b) All negotiations, proceedings, documents prepared, positions taken, and statements made in connection with this Stipulation, or in the mediation,

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negotiation, or drafting of the Settlement, shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by or other evidence against any Settling Party of or with respect to any act, matter, claim, defense, or proposition, and shall not be used, offered, or referred to in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Actions or in any other action, proceeding, or context;
(c) Within five (5) business days of receipt of the Notice of Termination, counsel for the Settling Parties shall jointly instruct the Escrow Agent to return the Settlement Amount (with any interest earned and less any expenses) from the Escrow Account to the insurance carriers who funded the Settlement Amount pursuant to directions provided by counsel for HEI. This obligation shall include Plaintiffs’ Counsel’s several obligation under ¶IV.5.2 to return any Fee and Expense Amount already paid to Plaintiffs’ Counsel;
(d) The terms and provisions of this Stipulation, with the exception of the refund provisions of ¶IV.5.2, as well as ¶¶I.B-D, II, III, IV.6.2, 7.2, 7.3, 7.4, 7.6, 7.7, 7.8, 7.9, 7.10, 7.13, and 7.14, shall have no further force and effect with respect to the Settling Parties and shall not be used, offered, or referred to in the Actions or in any other proceeding or context for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc, and without prejudice to any Settling Party; and

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(e) The parties in the Hawaii Federal Action and the Hawaii State Action shall promptly meet and confer in good faith to negotiate a new proposed scheduling order for each of those Actions and, promptly upon agreeing upon a proposed scheduling order, make appropriate filings: (i) to vacate the stay of proceedings in those Actions; and (ii) to propose the agreed-upon scheduling order for each of those Actions. The foregoing shall be without prejudice to the Company asking the Court to reinstate the stay that the Court granted and renewing the motion for a stay that it filed in the Hawaii State Action.
6.3 No order of the Court or modification, vacatur, remand, or reversal on appeal of any order of the Court concerning the amount of attorneys’ fees, costs, and expenses awarded by the Court to Plaintiffs’ Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Final Approval Order and Judgment from becoming Final or the Effective Date and the releases herein.
7. Miscellaneous Provisions
7.1 The Settling Parties: (i) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their reasonable best efforts to accomplish the foregoing terms and conditions of the Stipulation.

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7.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs, HEI, HECO, and Hawaiian Electric and its shareholders, on the one hand, and the Released Defendants’ Persons, on the other hand, arising out of, based upon or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by, or evidence against, any Settling Party or Released Defendants’ Person as to the merits of any claim, allegation, or defense. While denying any liability or wrongdoing, the Individual Defendants and Hawaiian Electric will not contest that the Actions were filed in good faith and based on Plaintiffs’ reasonable inquiry, and acknowledge that the Actions are being settled voluntarily after consultation with competent legal counsel after considering the potential strengths and weaknesses of the Plaintiffs’ claims and the Defendants’ defenses, and the risks, rewards, costs, and burdens of continued litigation. The Settling Parties agree that throughout the course of the litigation, all Settling Parties and their counsel complied with the provisions of Rule 11 and that the Final Approval Order submitted to the Court will contain a statement to reflect this compliance.
7.3 Neither the Stipulation nor the Settlement, including any Exhibits attached hereto, nor any act performed or document executed pursuant to or in furtherance of this Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession,

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admission, or evidence of the validity of any Released Claims, or of any fault, wrongdoing or liability of any Released Defendants’ Person or Hawaiian Electric; (ii) is or may be deemed to be or may be used as a presumption, admission, or evidence of any liability, fault, or omission of any of the Released Defendants’ Persons or Hawaiian Electric in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal or other forum; or (iii) is or may be deemed to be construed, offered, or received in evidence as an admission, concession, or presumption against Plaintiffs that any of their claims are without merit, or that any defenses asserted by the Individual Defendants have any merit. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that Plaintiffs or any of the Released Defendants’ Persons may file or use the Stipulation, the Final Approval Order, and/or the Judgment in any action or other proceeding that may be brought by or against them in order to support a defense, claim, or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar, or reduction or any other theory of claim preclusion or issue preclusion or similar defense, claim, or counterclaim.
7.4 All agreements made and orders entered during the course of the Actions relating to the confidentiality of information or sealing of documents shall survive this Stipulation and the Judgment.

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7.5 All Exhibits attached to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
7.6 This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties’ counsel or their respective successors-in-interest.
7.7 This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning this Stipulation and/or any of its Exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents; and the existence or materiality of, or reliance upon, any such other agreements, representations, warranties, or covenants are hereby disclaimed by each Settling Party. This Stipulation supersedes and replaces any prior or contemporaneous writing, statement, agreement, or understanding pertaining to the Actions and no parole or other evidence may be offered to explain, construe, vary, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than or different from the facts or law now known to each party or believed by such party to be true; and each party therefore

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expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective and not subject to termination or modification by reason of any such different facts or law.
7.8 Except as otherwise expressly provided herein, all parties, including all Individual Defendants, their counsel, Hawaiian Electric and its counsel, and Plaintiffs and Plaintiffs’ Counsel, shall bear their own fees, costs, and expenses.
7.9 Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.
7.10 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of that, or any other provision, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party or any other party.
7.11 The Stipulation and Exhibits may be executed in one or more counterparts. A faxed or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts including facsimile and/or PDF counterparts shall be deemed to be one and the same instrument. A complete

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set of counterparts, either originally executed or copies thereof, shall be filed with the Court.
7.12 This Stipulation shall be binding upon, and inure to the benefit of, the Individual Defendants and the Released Defendants’ Persons and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives.
7.13 Without affecting the finality of the Final Approval Order and Judgment entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to implementation and enforcement of the terms of this Stipulation, the Final Approval Order, and the Judgment, and the Settling Parties and their counsel submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, the Final Approval Order, and the Judgment and for matters arising out of, concerning or relating thereto.
7.14 This Stipulation and the Exhibits attached hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of Hawaii, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of Hawaii without giving effect to that State’s choice-of-law principles.

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IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed, by themselves and/or by their duly authorized attorneys, dated December 31, 2025.

ROBBINS LLP

By:	/s/ Ashley R. Rifkin
Ashley R. Rifkin
Brian J. Robbins
Gregory E. Del Gaizo
Jacob W. Ogbozo
5060 Shoreham Place, Suite 300
San Diego, CA 92122
Telephone: (619) 525-3990
Facsimile: (619) 525-3991
E-mail: brobbins@robbinsllp.com
gdelgaizo@robbinsllp.com
arifkin@robbinsllp.com
jogbozo@robbinsllp.com

ROBBINS GELLER RUDMAN &
DOWD LLP

By:	/s/ Erik W. Luedeke
Darren J. Robbins
Travis E. Downs III
Randall J. Baron
Benny C. Goodman III
Erik W. Luedeke
655 W. Broadway, Suite 1900
San Diego, CA 2101
Telephone: (619) 231-1058
Facsimile: (619) 231-7423
E-mail: darrenr@rgrdlaw.com
travisd@rgrdlaw.com
randyb@rgrdlaw.com
bennyg@rgrdlaw.com
eluedeke@rgrdlaw.com

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RIGRODSKY LAW, P.A.

By:	/s/ Timothy J. MacFall
Seth D. Rigrodsky
Timothy J. MacFall
Gina M. Serra
Vincent A. Licata
Samir Aougab
825 East Gate Boulevard, Suite 300
Garden City, New York 11530
Telephone: (516) 683-3516
E-mail: sdr@rl-legal.com
tjm@rl-legal.com
gms@rl-legal.com
vl@rl-legal.com

GRABAR LAW OFFICE

By:	/s/ Joshua H. Grabar
Joshua H. Grabar
One Liberty Place 1650 Market Street,
Suite 3600
Philadelphia, Pennsylvania 19103
Telephone: (267) 507-6085
E-mail: jgrabar@grabarlaw.com

Counsel for Plaintiff Michael Cole

GAINEY McKENNA & EGLESTON

By:	/s/ Gregory M. Egleston
Gregory M. Egleston
260 Madison Avenue, 22nd Floor
New York, NY 10016
Telephone: (212) 983-1300
Fax: (212) 983-0383
Email: egleston@gme-law.com

Counsel for Plaintiff Patrick Kallus

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THE ROSEN LAW FIRM, P.A.

By:	/s/ Erica L. Stone
Laurence M. Rosen
355 S. Grand Avenue, Suite 2450
Los Angeles, CA 90071
Telephone: (213) 785-2610
Facsimile: (213) 226-4684
Email: lrosen@rosenlegal.com

Phillip Kim
Erica L. Stone
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Facsimile: (212) 202-3827
Email: philkim@rosenlegal.com
estone@rosenlegal.com

Counsel for Plaintiff Alexander Tai

BOTTINI & BOTTINI, INC.

By:
Francis A. Bottini , Jr.
7817 Ivanhoe Avenue, Suite 102
La Jolla, CA 92037
Telephone: (858) 914-2001
Fax: (858) 914-2002
Email: fbottini@bottinilaw.com

Lead Counsel for Plaintiffs Christina
Rice and David Hamilton

45

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THE ROSEN LAW FIRM, P.A.

By:
Laurence M. Rosen
355 S. Grand Avenue, Suite 2450
Los Angeles, CA 90071
Telephone: (213) 785-2610
Facsimile: (213) 226-4684
Email: lrosen@rosenlegal.com

Phillip Kim
Erica L. Stone
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Facsimile: (212) 202-3827
Email: philkim@rosenlegal.com
estone@rosenlegal.com

Counsel for Plaintiff Alexander Tai

BOTTINI & BOTTINI, INC.

By:	/s/ Francis A. Bottini , Jr.
Francis A. Bottini , Jr.
7817 Ivanhoe Avenue, Suite 102
La Jolla, CA 92037
Telephone: (858) 914-2001
Fax: (858) 914-2002
Email: fbottini@bottinilaw.com

Lead Counsel for Plaintiffs Christina
Rice and David Hamilton

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SCHUBERT JONCKHEER &
KOLBE LLP

By:	/s/ Willem F. Jonckheer
Willem F. Jonckheer
Dustin L. Schubert
Schubert Jonckheer & Kolbe LLP
2001 Union Street, Suite 200
San Francisco, CA 94123
Telephone: (415) 788-4220
Fax: (415) 788-0161
Email: wjonckheer@sjk.law
dschubert@sjk.law

Counsel for Plaintiff David Hamilton

CADES SCHUTTE LLP

By:
C. Michael Heihre
Michi Momose
Lisa K. Swartzfager
1000 Bishop Street, Suite 1200
Honolulu, HI 96813
Telephone: (808) 521-9200
Facsimile: (808) 521-9210
Email: mheihre@cades.com
mmomose@cades.com
lswartzfager@cades.com

46

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SCHUBERT JONCKHEER &
KOLBE LLP

By:
Willem F. Jonckheer
Dustin L. Schubert
Schubert Jonckheer & Kolbe LLP
2001 Union Street, Suite 200
San Francisco, CA 94123
Telephone: (415) 788-4220
Fax: (415) 788-0161
Email: wjonckheer@sjk.law
dschubert@sjk.law

Counsel for Plaintiff David Hamilton

CADES SCHUTTE LLP

By:	/s/ C. Michael Heihre
C. Michael Heihre
Michi Momose
Lisa K. Swartzfager
1000 Bishop Street, Suite 1200
Honolulu, HI 96813
Telephone: (808) 521-9200
Facsimile: (808) 521-9210
Email: mheihre@cades.com
mmomose@cades.com
lswartzfager@cades.com

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SKADDEN, ARPS, SLATE,
MEAGHER &
FLOM LLP

By:	/s/ Mark R.S. Foster
Mark R.S. Foster
525 University Avenue,
Palo Alto, CA 94301
Telephone: (650) 470-4500
Facsimile: (650) 470-4570
Email: mark.foster@skadden.com

Peter B. Morrison
300 South Grand Avenue, Suite 3400
Los Angeles, CA 90071
Telephone: (213) 687-5000
Facsimile: (213) 687-5600
Email: peter.morrison@skadden.com

Counsel for Defendants Hawaiian
Electric Industries, Inc. and Defendants
Scott W. H. Seu, Thomas B. Fargo, Peggy
Y. Fowler, Celeste A. Connors, William
James Scilacci, Jr., Micah A. Kāne, Elisia
K. Flores, Paul K. Ito, Jeffrey N.
Watanabe, Richard J. Dahl, Yoko Otani,
Michael J. Kennedy, Keith P. Russell,
Mary G. Powell, Eva T. Zlotnicka, Kelvin
H. Taketa, Constance H. Lau, and
Gregory C. Hazelton

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DAMON KEY LEONG KUPCHAK
HASTERT

By:	/s/ Matthew T. Evans
Matthew T. Evans
Mark M. Murakami
Clint K. Hamada
1003 Bishop Street, Suite 1600
Honolulu, HI 96813
Telephone: (808) 531-8031
Facsimile: (808) 533-2242
Email: mte@hawaiilawyer.com
mmm@hawaiilawyer.com
ckh@hawaiilawyer.com

ALLEN OVERY SHEARMAN
STERLING
US LLP

By:	/s/ Adam S. Hakki
Adam S. Hakki
599 Lexington Avenue
New York, NY 10022
Telephone: (212) 848-4000
E-mail: adam.hakki@aoshearman.com

Daniel H.R. Laguardia
140 New Montgomery Street
San Francisco, CA 94105
Telephone: (415) 796-4160
E-mail:
daniel.laguardia@aoshearman.com

Counsel for Defendants Timothy E.
Johns, James A. Ajello, Mary E. Kipp,
Alana K. Pakkala, Toby B. Taniguchi,
Kevin M. Burke, Shelee M. T. Kimura,
Alan Oshima, Tayne S. Y. Sekimura, and
Nominal Defendant Hawaiian Electric
Company, Inc.

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EXHIBIT A

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LAW OFFICE OF CARL M. VARADY
Carl M. Varady (HI Bar No. 4873)
Pauahi Tower
1003 Bishop Street, Suite 1730
Honolulu, HI 96813 Telephone: 808/523-8447
Email: carl@varadylaw.com

Liaison Counsel for Plaintiffs

UNITED STATES DISTRICT COURT
DISTRICT OF HAWAIʻI

IN RE HAWAIIAN ELECTRIC INDUSTRIES, INC., STOCKHOLDER DERIVATIVE LITIGATION	Lead Case No. 1:24-CV-00164- MWJS-WRP

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE
EXHIBIT A

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WHEREAS, plaintiffs George Assad and Robert Faris (“Plaintiffs”) have moved, pursuant to Federal Rule of Civil Procedure 23.1, for an order: (i) preliminarily approving the settlement of the above-captioned shareholder derivative action (the “Action”), in accordance with the Stipulation of Settlement, dated December 31, 2025 (the “Stipulation” or “Settlement”), which, together with the Exhibits annexed thereto, set forth the terms and conditions for a proposed Settlement and dismissal of the Action with prejudice; and (ii) approving the dissemination of the Long-Form Notice of the proposed Settlement and the Short-Form Notice of the proposed Settlement;
WHEREAS, all capitalized terms contained herein shall have the meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and
WHEREAS, this Court, having considered Plaintiffs’ motion and the
Stipulation and the Exhibits annexed thereto;
NOW, THEREFORE, IT IS HEREBY ORDERED:
1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of the Action.
2. A hearing (the “Settlement Hearing”) shall be held before this Court on _______, 2026, at __: ___ __.m., either remotely or in person, and if in person

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at the United States District Court for the District of Hawaii, Prince Kuhio Federal Building & U.S. Courthouse, 300 Ala Moana Blvd., C-338, Honolulu, HI 96850, to determine whether the Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and in the best interests of Hawaiian Electric Industries, Inc. (“HEI”) and its subsidiary, Hawaiian Electric Company, Inc. (together, the “Company”), and its shareholders and should be approved by the Court; whether the Final Approval Order and Judgment as provided in ¶1.7 and ¶1.17 of the Stipulation should be entered herein; and whether to award the separately negotiated Fee and Expense Amount to Plaintiffs’ Counsel.
3. The Court approves, as to form and content, the Notice of Proposed Derivative Settlement annexed as Exhibit A-1 hereto (the “Long-Form Notice”) and the Summary Notice of Proposed Derivative Settlement annexed as Exhibit A-2 hereto (the “Short-Form Notice”), and finds that the publication of the Long-Form Notice, the Short-Form Notice, and the Stipulation, substantially in the manner and form set forth in this Order, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto.
4. Not later than five (5) business days following entry of this Order, HEI shall:

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(a) cause a copy of the Long-Form Notice, substantially in the form annexed as Exhibit A-1 hereto, and the Stipulation to be filed with the U.S. Securities and Exchange Commission (“SEC”) along with a Current Report on SEC Form 8-K;
(b) post a link to the Long-Form Notice and the Stipulation on the Company’s “Investor Relations” page of https://https://www.hei.com/investor-relations/default.aspx, the address of which shall be contained in the Long-Form Notice and the Short-Form Notice; and
(c) cause a copy of the Short-Form Notice, substantially in the form annexed as Exhibit A-2 hereto, to be published once in The Wall Street Journal.
5. Not later than twenty (20) calendar days following entry of this Order, HEI’s counsel shall serve on Plaintiffs’ Counsel and file with the Court proof, by affidavit or declaration, that it has complied with ¶4 above.
6. All HEI shareholders, on their own behalf and on behalf of the Company, shall be bound by all orders, determinations, and judgments of the Court in the Action concerning the Settlement, whether favorable or unfavorable to HEI shareholders, as of the Effective Date.
7. Pending the Effective Date, all proceedings and discovery in the Action shall be stayed except as otherwise provided for in the Stipulation, and no party to the Action or the Settlement or any other HEI shareholders shall file or prosecute

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any action or proceeding in any court or tribunal relating to the Settlement or asserting any of the Released Claims against the Released Defendants’ Persons.
8. All papers in support of the Settlement and Plaintiffs’ Counsel’s Fee and Expense Amount shall be filed with the Court on or before___ , 2026, and any reply briefs shall be filed with the Court on or before___, 2026.
9. Any HEI shareholder may appear and show cause, if he, she, or it has any reason why the Settlement of the Action, including the negotiated Fee and Expense Amount for Plaintiffs’ Counsel and any service awards to Plaintiffs, should not be approved as fair, reasonable, and adequate, or in the best interests of the Company or why the Final Approval Order and Judgment should not be entered thereon, provided, however, that, unless otherwise ordered by the Court, no HEI shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Final Approval Order and the Judgment to be entered thereon approving the same, unless that Person has, at least twenty-one (21) calendar days before the Settlement Hearing, filed with the Clerk of the Court appropriate proof of HEI stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof. All written objections and supporting papers must be submitted to the Court either by mailing them to:

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Clerk of the Court
United States District Court for the
District of Hawaii
Prince Kuhio Federal Building
& U.S. Courthouse
300 Ala Moana Blvd.
Honolulu, HI 96850
or, by filing them in person at the United States District Court for the District of Hawaii, to the extent that the Court is open for in-person filings. Any HEI shareholder who does not make an objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from challenging the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation, or that the Settlement as incorporated in the Stipulation is in the best interests of the Company, or challenging the Fee and Expense Amount or any service awards to Plaintiffs, unless otherwise ordered by the Court, but shall otherwise be bound by the Final Approval Order and the Judgment to be entered and the releases to be given.
10. Any attorney hired by a shareholder for the purpose of objecting to the Settlement must file a notice of appearance with the Clerk of the Court no later than twenty-one (21) calendar days before the Settlement Hearing.
11. Neither the Stipulation nor the Settlement, including any Exhibits attached thereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may

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be offered, attempted to be offered or used in any way as a concession, admission, or evidence of the validity of any Released Claims, or of any fault, wrongdoing or liability of any Released Person or the Company; (ii) is or may be deemed to be or may be used as a presumption, admission, or evidence of any liability, fault, or omission of any of the Released Defendants’ Persons or the Company in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal or other forum; or (iii) is or may be deemed to be construed, offered, or received in evidence as an admission, concession, or presumption against Plaintiffs that any of their claims are without merit, or that any defenses asserted by the Individual Defendants have any merit. Neither the Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that Plaintiffs or any of the Released Defendants’ Persons may file or use the Stipulation, the Final Approval Order, and/or the Judgment in any action or other proceeding that may be brought by or against them in order to support a defense, claim, or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar, or reduction or any other theory of claim preclusion or issue preclusion or similar defense, claim, or counterclaim.
12. The Court reserves the right to change the date of, or platform used for (i.e., in person, telephonically, or via video), the Settlement Hearing or to modify

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any other dates set forth herein without further notice to HEI shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to HEI shareholders.
IT IS SO ORDERED.

DATED:
THE HONORABLE MICAH W.J. SMITH
UNITED STATES DISTRICT JUDGE

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EXHIBIT A-1

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LAW OFFICE OF CARL M. VARADY
Carl M. Varady (HI Bar No. 4873)
Pauahi Tower
1003 Bishop Street, Suite 1730
Honolulu, HI 96813
Telephone: 808/523-8447
Email: carl@varadylaw.com
Liaison Counsel for Plaintiffs

UNITED STATES DISTRICT COURT
DISTRICT OF HAWAIʻI

IN RE HAWAIIAN ELECTRIC INDUSTRIES, INC., STOCKHOLDER DERIVATIVE LITIGATION	Lead Case No. 1:24-CV-00164-MWJS-WRP

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT
EXHIBIT A-1

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TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF HAWAIIAN ELECTRIC INDUSTRIES, INC. (“HEI,” AND TOGETHER WITH ITS SUBSIDIARY, HAWAIIAN ELECTRIC COMPANY, INC., “HAWAIIAN ELECTRIC” OR THE “COMPANY”) AS OF NOVEMBER 5, 2025 (THE “RECORD DATE”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE ACTION AND RELATED SHAREHOLDER DERIVATIVE ACTIONS AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD HEI COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

Notice is hereby provided to you of the proposed settlement (the “Settlement”)
of this shareholder derivative action and related derivative actions (collectively, the
“Actions”). This Notice is provided by Order of the United States District Court for the District of Hawaii (the “Court”). It is not an expression of any opinion by the
Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement are set forth in a written Stipulation of Settlement dated

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December 31, 2025 (“Stipulation”).1 A link to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) containing the text of the Stipulation may be found on HEI’s website at the Investor Relations page at https://www.hei.com/investor-relations/default.aspx.
I. WHY THE COMPANY HAS ISSUED THIS NOTICE
Your rights may be affected by the settlement of the shareholder derivative action captioned In re Hawaiian Electric Industries, Inc., Stockholder Derivative Litigation, Lead Case No. 1:24-CV-00164-MWJS-WRP, pending in the U.S. District Court for the District of Hawaii (the “Action” or “Hawaii Federal Action”) and the related shareholder derivative actions under the caption In re Hawaiian Electric Industries Inc. and Hawaiian Electric Company, Inc. State Court Derivative Litigation, No. 1CCV-23-0001181, pending in the First Circuit Court of the State of Hawaii and In re Hawaiian Electric Industries, Inc. and Hawaiian Electric Company, Inc. Derivative Litigation, Case No. 3:23-cv-06627-JSC, which was pending in the U.S. District Court for the Northern District of California before it was voluntarily dismissed without prejudice, which, together with the Action are referred to herein as the Actions.
_______________________
1 Capitalized terms not otherwise defined shall have the same meanings as set forth in the Stipulation.

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Plaintiffs George Assad, Robert Faris, Michael Cole, Patrick Kallaus, Alexander Tai, Christina Rice, and David Hamilton (on behalf of themselves and derivatively on behalf of HEI); individual defendants in the Actions Scott W. H. Seu, Thomas B. Fargo, Peggy Y. Fowler, Celeste A. Connors, William James Scilacci, Jr., Micah A. Kāne, Elisia K. Flores, Paul K. Ito, Jeffrey N. Watanabe, Richard J. Dahl, Yoko Otani, Michael J. Kennedy, Keith P. Russell, Mary G. Powell, Eva T. Zlotnicka, Kelvin H. Taketa, Constance H. Lau, Gregory C. Hazelton, Timothy E. Johns, James A. Ajello, Mary E. Kipp, Alana K. Pakkala, Toby B. Taniguchi, Kevin M. Burke, Shelee M. T. Kimura, Alan Oshima, and Tayne S. Y. Sekimura (the “Individual Defendants”); and nominal defendants HEI and Hawaiian Electric Company, Inc. (“HECO”) (collectively with Plaintiffs and the Individual Defendants, the “Settling Parties”), have agreed upon terms to settle the above-referenced Actions and have signed the Stipulation setting forth those settlement terms.
On ___________, 2026, at __: ___ __.m., the Court will hold a hearing (the “Settlement Hearing”) in the Action at the United States District Court for the District of Hawaii, Prince Kuhio Federal Building & U.S. Courthouse, 300 Ala Moana Blvd., C-338, Honolulu, HI 96850, or via Zoom or other video platform, or telephonically, before the Honorable Micah W.J. Smith. The purpose of the Settlement Hearing is to determine: (i) whether the terms of the proposed Settlement

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should be approved as fair, reasonable, and adequate, including the amount for Plaintiffs’ Counsel’s attorneys’ fees and expenses; (ii) whether a final judgment should be entered and the Action dismissed with prejudice on the terms set forth in the Stipulation; and (iii) such other matters as may be necessary and proper under the circumstances.
II. THE MAUI FIRES AND THE RESULTING ACTIONS
A. Summary of Allegations
HEI is the parent company of HECO, which supplies power to approximately
95% of Hawaii’s population through its subsidiaries. The Company is regulated by the Hawaii Public Utilities Commission (“PUC”).
Plaintiffs allege the Company’s executives and directors knew of the increasing risk of wildfires – particularly around Lahaina – yet they failed to take adequate preventive action. Specifically, Plaintiffs allege the Company neglected to remove aging and abandoned utility poles, failed to keep vegetation properly cleared around power lines, and failed to have necessary fire mitigation protocols, such as shutting off power lines in severe winds. As a result, when wildfires broke out in Maui in August 2023, Plaintiffs allege the Company’s inadequate fire prevention and mitigation efforts contributed to the devastating impact of those fires.
Plaintiffs further allege that the Individual Defendants’ prior statements concerning the Company’s wildfire mitigation efforts, safety protocols, and maintenance of its equipment were false.

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Defendants deny Plaintiffs’ allegations and maintain that they took appropriate steps to mitigate against fire risk and to make sure the Company’s disclosures were accurate.
B. This Hawaii Federal Action
On April 8, 2024, Plaintiff George Assad filed a shareholder derivative action on behalf of HEI. Plaintiff Assad initiated the Hawaii Federal Action after making a litigation demand on HEI’s Board of Directors pursuant to HRS § 414-173.
As background, HRS § 414-173 contains a mandatory provision that requires shareholders of Hawaii corporations to commence a derivative proceeding only after:
(1) A written demand has been made upon the corporation to take suitable action; and
(2) Ninety days have expired from the date the demand was made unless the shareholder has earlier been notified that the demand has been rejected by the corporation or unless irreparable injury to the corporation would result by waiting for the expiration of the ninety-day period.
As required by HRS § 414-173, on October 4, 2023, Plaintiff Assad sent HEI’s
Board a litigation demand, which demanded, among other things, that the Board investigate and address claims against certain of the Company’s current and former

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officers and directors for mismanagement and breaches of fiduciary duties. On December 26, 2023, the Board rejected the litigation demand via letter.
Subsequently, on June 8, 2024, Plaintiff Robert Faris filed a shareholder derivative action on behalf of HEI. Verified Shareholder Derivative Complaint, Faris v. Seu, et al., Case No. 1:24-cv-00247 (D. Haw. June 8, 2024). Prior to filing, Mr. Faris sent a litigation demand to the HEI Board on January 8, 2024, which the Board rejected.
On July 3, 2024, the Court consolidated the Assad and Faris actions into the Action and appointed the law firms of Robbins LLP and Robbins Geller Rudman & Dowd LLP as Co-Lead Counsel and the Law Office of Carl M. Varady as Liaison Counsel.
On July 30, 2024, the Court entered an order staying this Hawaii Federal Action until resolution of the motion to dismiss in the related Securities Action and the motion to dismiss or stay in the California Federal Action (which are discussed in more detail below).
Pursuant to the Court’s orders, Plaintiffs filed a consolidated complaint on August 15, 2024. The complaint asserts claims for breaches of fiduciary duty, waste of corporate assets, and unjust enrichment against the Individual Defendants.
On March 10, 2025, after the stay of this Hawaii Federal Action was lifted, HEI moved to extend the stay of this Hawaii Federal Action until the motion to

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dismiss an amended complaint in the Securities Action was resolved. On April 30, 2025, the Court granted HEI’s motion to extend the stay.
In the meantime, while this Hawaii Federal Action was stayed, Plaintiffs obtained and reviewed books and records from HEI related to the alleged wrongdoing.
C. The California Federal Action
The California Federal Action, which has been voluntarily dismissed without prejudice, consisted of three separate shareholder derivative actions brought on behalf of the Company. Patrick Kallaus filed his complaint on December 26, 2023, Michael Cole filed his complaint on January 31, 2024, and Alexander Tai filed his complaint on February 28, 2024. These three actions were consolidated on March 19, 2024, and captioned In re Hawaiian Electric Industries, Inc. and Hawaiian Electric Company, Inc. Derivative Litigation, Case No. 3:23-cv-06627-JSC. See California Federal Action ECF 17. On July 8, 2024, the Company filed a motion to dismiss the California Federal Action and a motion to stay the California Federal Action.
On August 22, 2024, Plaintiffs in this Hawaii Federal Action filed a Motion to Intervene and to Stay or Dismiss in the California Federal Action, arguing that the California Federal Action should be stayed or dismissed under forum non

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conveniens. On September 12, 2024, Plaintiff Rice in the Hawaii State Action filed a similar motion to intervene.
Plaintiffs maintain that, after attending an unsuccessful mediation in January 2025, Plaintiffs in the California Federal Action began coordinating with the other derivative plaintiffs to streamline this litigation and conserve resources. As a result, on January 24, 2025, the California Federal Action plaintiffs filed a Notice of Voluntary Dismissal. On January 30, 2025, after a hearing, Judge Corley entered an Order dismissing the California Federal Action without prejudice.
D. The Hawaii State Action
By letter dated August 30, 2023, Plaintiff Christina Rice requested inspection of specific books and records of HEI pursuant to H.R.S. § 414D-302. On September 11, 2023, Rice filed a shareholder derivative action on behalf of the Company in Hawaii State Court, captioned Rice v. Connors, et al., Civil Case No. 1CCV-23-0001181 (DEO). The Hawaii State Action was thereafter removed to federal court, but was later remanded to Hawaii State Court on March 14, 2024. Plaintiff Rice filed a Second Amended Complaint on May 17, 2024, which incorporated certain documents received from HEI in response to Rice’s inspection demand. By letter dated September 21, 2023, Plaintiff David Hamilton requested inspection of certain books and records of HEI pursuant to H.R.S. § 414-470. By letter dated March 29, 2024, Plaintiff Hamilton served a litigation demand on the HEI Board pursuant to

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H.R.S. § 414-173. By letter dated June 27, 2024, the HEI Board refused Hamilton’s litigation demand. On November 6, 2024, Plaintiff Hamilton filed a shareholder derivative action on behalf of the Company in Hawaii State Court, captioned Hamilton v. Lau, et al., No. 1CCV-24-0001595. On March 5, 2025, upon stipulation by the parties in the two actions, the Hawaii State Court consolidated the Rice action and the Hamilton action under the caption In re Hawaiian Electric Industries Inc. and Hawaiian Electric Company, Inc. State Court Derivative Litigation, No. 1CCV-23-0001181, appointed Francis A. Bottini, Jr. of Bottini & Bottini, Inc. and Addison Bonner of Bonner Sogi & Associates as Lead Counsel, and appointed Willem F. Jonckheer of Schubert Jonckheer & Kolbe LLP and Andrew D. Stewart of Showa Law Office as members of the Executive Committee. On April 9, 2025, Plaintiffs filed a consolidated complaint. On May 28, 2024, Defendants filed a motion to stay the Hawaii State Action. The hearing on the motion to stay, however, was repeatedly continued in light of the parties’ ongoing settlement negotiations.
E. The Securities Action
On August 24, 2023, shareholders filed a securities class action against HEI and certain individuals. Bhangal v. Hawaiian Electric Indus., Inc., et al., No. 3:23-cv-04332 (N.D. Cal. Aug. 24, 2023). The Securities Action is premised on claims that defendants made materially misleading statements regarding valuation that violated the federal securities laws.

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The Securities Action was dismissed on October 15, 2024, with leave to amend. In the Securities Action, plaintiffs filed a second amended complaint on November 12, 2024, adding certain defendants, including HECO; and defendants filed a second motion to dismiss on March 18, 2025. At the parties’ request, the court vacated the hearing on the motion to dismiss and then granted a stay in light of the parties’ settlement negotiations.
F. The Tort Actions
Hundreds of tort lawsuits filed after the Lahaina wildfires were recently resolved through a $4 billion global settlement. HEI is reported to be responsible for approximately $1.99 billion of the $4 billion settlement.
G. The Parties’ Mediation and Subsequent Settlement Efforts
On January 22, 2025, the parties participated in a full-day mediation session before David M. Murphy of Phillips ADR Enterprises (the “Mediator”). The parties engaged in substantial briefing before the session. However, a settlement was not reached at this time and litigation proceeded.
On July 14, 2025, the parties participated in a second full-day mediation session before the Mediator. The parties did not reach a settlement during the mediation, but the parties continued to engage in extensive arm’s-length negotiations with the assistance of the Mediator for months following the mediation. Thereafter, on November 5, 2025, the Settling Parties executed a formal Term Sheet for

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Settlement of Shareholder Derivative Litigation (the “Term Sheet”) setting forth the material terms of the Settlement of the Actions.
III. BOARD APPROVAL OF THE SETTLEMENT
On December 15, 2025, the HEI Board, including all of the independent directors, approved a resolution reflecting their determination, in a good faith exercise of their business judgment, that the Settlement and each of its terms is fair, reasonable, and in the best interests of HEI and its shareholders.
IV. TERMS OF THE PROPOSED SETTLEMENT
The principal terms, conditions, and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at a link on HEI’s website at the Investor Relations page at https://www.hei.com/investor-relations/default.aspx.
A. The Cash Payment to Hawaiian Electric
In connection with the Settlement of the Action, and pursuant to the terms of the Escrow Agreement (attached as Exhibit D to the Stipulation), Defendants shall cause their insurers to pay $100,000,000.00 for the benefit of Hawaiian Electric, in accordance with the Stipulation.
The Gross Settlement Fund, net of any taxes on the income thereof and any tax expenses, shall be used to pay (i) any expenses incurred in connection with the

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Escrow Account, including costs incurred with subsequent distributions from the Gross Settlement Fund (the “Administration Expenses”); (ii) Plaintiffs’ Counsel’s Fee and Expense Amount authorized by the Court; and (iii) other fees and expenses authorized by the Court, including any service awards to Plaintiffs approved by the Court. The balance of the Gross Settlement Fund shall be released and paid as follows: (a) within the later of ten (10) days of the funding of the Escrow Account or ten (10) days after the court preliminarily approves the settlement in the Securities Action, $1,000,000.00 shall be released to the Company so that it can satisfy its obligation to fund an initial installment of the settlement amount agreed upon in the Securities Action; and (b) within five (5) business days of the Court’s entry of judgment and the judgment becoming final in accordance with the Stipulation, any funds in the Gross Settlement Fund shall be put into a separate escrow account, trust account, or similar device to safeguard those funds for use by the defendants in the Securities Action to settle or defend the Securities Action; (c) any funds in the Gross Settlement Fund remaining after final resolution of the Securities Action shall revert to the Company for its exclusive benefit.
HEI, by and through its Board of Directors, including its independent directors, has approved a resolution reflecting its determination, in a good faith exercise of its business judgment that the Settlement and each of its terms, including the Settlement Amount is fair, reasonable, and in the best interests of Hawaiian

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Electric and its shareholders. Hawaiian Electric also acknowledges and agrees that Plaintiffs’ commencement, prosecution, and settlement of the Actions were precipitating and material factors in the Company’s recovery of the Settlement Amount.
B. Dismissals and Releases
If the Settlement is approved, the Actions will be dismissed with prejudice and, upon the Effective Date of the Settlement, the following releases will occur:
Upon the Effective Date, HEI, HECO, and each of their respective Related Parties and shareholders, and Plaintiffs (acting on their own behalf and derivatively on behalf of Hawaiian Electric and its shareholders) shall fully, finally, and forever release, relinquish, settle, and discharge each and all of the Released Defendants’ Persons from any and all Released Claims.
Upon the Effective Date, HEI, HECO, and each of their respective Related Parties and shareholders, and Plaintiffs (acting on their own behalf and derivatively on behalf of Hawaiian Electric and its shareholders) shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims, including Unknown Claims, against any of the Released Defendants’ Persons; provided, however, that nothing in the Stipulation shall in any way release, waive, impair, or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

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Upon the Effective Date, Defendants, HEI, and HECO shall fully, finally, and forever release, relinquish, settle, and discharge each and all of the Released Plaintiffs’ Persons from all claims and causes of action of every nature and description, whether known or unknown, whether arising under federal, state, common, or foreign law, that arise out of or relate in any way to the institution, prosecution, or settlement of the claims in the Actions, except for claims relating to the enforcement of the Settlement.
These releases shall not in any way impair or restrict the rights of any party to enforce the terms of the Stipulation.
C. Plaintiffs’ Attorneys’ Fees and Expenses and Service Awards
Plaintiffs’ Counsel have not received any payment for their services in pursuing the claims asserted in the Actions, nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket expenses. In recognition of Plaintiffs’ Counsel’s efforts in securing the $100 million cash payment for the benefit of Hawaiian Electric, Plaintiffs’ Counsel intend to request Court approval of attorneys’ fees equal to 25% of the Settlement Amount plus expenses not to exceed $475,000.00. Plaintiffs’ Counsel also intend to seek Court approval of service awards to each Plaintiff of $5,000.00 in recognition of their role in pursuing the derivative claims and achieving the Settlement Amount to HEI. Defendants do not oppose the agreed attorneys’ fees and expenses or service awards.

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V. REASONS FOR THE SETTLEMENT
The Settling Parties have determined that it is desirable and beneficial that the Actions, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation, and Plaintiffs’ Counsel believe that the Settlement is in the best interests of the Settling Parties, Hawaiian Electric, and its shareholders.
A. Why Did Defendants Agree to Settle?
Each of the Defendants has denied and continues to deny each and every one of the claims and contentions alleged by Plaintiffs in the Actions. Each of the Defendants expressly has denied and continues to deny all allegations of wrongdoing, liability, or damages arising out of, based upon, or related to any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions. Without limiting the foregoing, each of the Individual Defendants has denied and continues to deny, among other things, that they breached their fiduciary duties or any other duty owed to Hawaiian Electric or its shareholders or engaged in any wrongdoing, or that Plaintiffs, Hawaiian Electric, or its shareholders suffered any damage or were harmed as a result of any conduct that was or that could have been alleged against them in the Actions or otherwise.
Nonetheless, Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Actions. HEI’s Board has approved the Settlement and each of its terms, including

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the $100 million cash payment to Hawaiian Electric, releases, and the Fee and Expense Amount to be sought by Plaintiffs’ Counsel, as set forth in the Stipulation, as in the best interest of Hawaiian Electric and its shareholders. Further, Defendants have determined that it is desirable and beneficial that the Actions, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. The Stipulation (including all of the Exhibits attached thereto) and the Settlement shall in no event be construed as or deemed to be evidence of, or an admission or concession by any of the Individual Defendants or by Hawaiian Electric with respect to, any claim of fault, liability, wrongdoing, or damage whatsoever.
B. Why Did Plaintiffs Agree to Settle?
Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Actions have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and potential appeal(s). Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Actions. Plaintiffs also submit

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that the prosecution of the Actions and Settlement set forth in the Stipulation will result in Hawaiian Electric’s recovery of $100 million in cash, a substantial benefit to the Company.
Plaintiffs’ Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing the Company’s reports and applications filed with the PUC, as well as the PUC’s decisions, orders, and comments filed in response; (ii) reviewing the results of numerous investigations conducted by regulators after the Lahaina wildfires, including the Bureau of Alcohol, Tobacco, Firearms and Explosives, the Maui County Fire Department, the Fire Safety Research Institute, which was commissioned by the Hawaii Department of the Attorney General, and the PUC; (iii) reviewing Hawaiian Electric’s press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, and securities analysts’ reports and advisories about the Company; (iv) reviewing related media reports about the Company; (v) researching applicable Hawaii and federal law with respect to the claims alleged in the Actions and potential defenses thereto; (vi) analyzing filings and evaluating evidence from the Securities Action and the Tort Actions; (vii) preparing and filing each of their Complaints; (viii) opposing Defendants’ motion to dismiss or stay in the California Federal Action; (ix) reviewing and analyzing confidential document productions made by Defendants; (x) conducting damages analyses; (xi) preparing and submitting a detailed mediation statement; and

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(xii) negotiating this Settlement with the Company and the Individual Defendants, including by participating in the initial mediation, and the ten months of subsequent negotiations under the Mediator’s supervision.
Based on their evaluation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in the Stipulation is in the best interests of Hawaiian Electric and its shareholders.
VI. SETTLEMENT HEARING
On , 2026, at __: ___ __.m., the Court will hold the
Settlement Hearing at the United States District Court for the District of Hawaii, Prince Kuhio Federal Building & U.S. Courthouse, 300 Ala Moana Blvd., C-338, Honolulu, HI 96850, or via Zoom or other video platform, or telephonically, before the Honorable Micah W.J. Smith, to determine: (i) whether the terms of the proposed Settlement should be approved as fair, reasonable, and adequate, including the separately negotiated and agreed upon amount for Plaintiffs’ Counsel’s attorneys’ fees and expenses; (ii) whether a final judgment should be entered and the Action dismissed with prejudice on the terms set forth in the Stipulation; and (iii) such other matters as may be necessary and proper under the circumstances.
Pending determination of whether the Settlement should be approved, no HEI shareholder shall commence or prosecute against any of the Released Defendants’

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Persons, any action or proceeding in any court, administrative agency, or other tribunal asserting any of the Released Claims.
VII. RIGHT TO ATTEND SETTLEMENT HEARING
Any HEI shareholder as of the Record Date may, but is not required to, appear in person (or telephonically or via any video platform as may be designated by the Court) at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. Any HEI shareholder who satisfies these requirements may enter an appearance through counsel of such shareholder’s own choosing and at such shareholder’s own expense, or may appear on their own. The Court has the right to change the hearing date, time, or platform used (i.e., in person, telephonically, or via remote video) without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date, time, and platform before going to the Court. HEI shareholders as of the Record Date who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action.
VIII. RIGHT TO OBJECT TO THE PROPOSED SETTLEMENT
AND PROCEDURES FOR DOING SO
Any HEI shareholder as of the Record Date may appear and show cause, if he, she, or it has any reason why the Settlement of the Action should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why Plaintiffs’ Counsel’s Fee and Expense Amount should not be approved. You

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must object in writing, and you may request to be heard at the Settlement Hearing.
If you choose to object, then you must follow these procedures.
A. You Must Make Detailed Objections in Writing
Any objections must be presented in writing and must contain the following information:
1.Your name, legal address, and telephone number;
2.The case name and number (In re Hawaiian Electric Industries, Inc., Stockholder Derivative Litigation, Lead Case No. 1:24-CV-00164-MWJS-WRP);
3.Proof of being an HEI shareholder as of the Record Date, November 5, 2025;
4.The date(s) you acquired your HEI shares;
5.A statement of each objection being made;
6.Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and
7.Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.
The Court may not consider any objection that does not substantially comply with these requirements.
B. You Must Timely Deliver Written Objections to the Court
All written objections and supporting papers must be submitted to the Court either by mailing them to:

Clerk of the Court
United States District Court for the
District of Hawaii

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Prince Kuhio Federal Building
& U.S. Courthouse
300 Ala Moana Blvd.
Honolulu, HI 96850
or, by filing them in person at the United States District Court for the District of Hawaii to the extent the Court is open for in-person filings.
YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN
_______________ , 2026.
Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court. Any HEI shareholder who does not make his, her, or its objection in the manner prescribed above shall be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given.
IX. HOW TO OBTAIN ADDITIONAL INFORMATION
This Notice summarizes the Stipulation. It is not a complete statement of the events of the Actions or the Settlement contained in the Stipulation. For the precise terms and conditions of the Settlement, please see the Stipulation available at https://www.hei.com/investor-relations/default.aspx, contact:

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Plaintiffs’ Counsel:

ROBBINS GELLER RUDMAN & DOWD LLP
Randall J. Baron
Erik W. Luedeke
655 West Broadway, Suite 1900
San Diego, CA 92101

ROBBINS LLP
Brian J. Robbins
5060 Shoreham Place, Suite 300
San Diego, CA 92122

access the Court docket in this case, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://www.hid.uscourts.gov, or visit the office of the Clerk of the Court for the United States District for the District of Hawaii, Prince Kuhio Federal Building & U.S. Courthouse, 300 Ala Moana Blvd., Honolulu, HI 96850, between 8:30 a.m. and 4:00 p.m., Monday through Friday, excluding Court holidays. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you.
If you have any questions about matters in this Notice you may contact by telephone at 1-800-449-4900 or in writing Greg Wood, c/o Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101.
PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE.

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DATED: , 2026	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
DISTRICT OF HAWAII

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EXHIBIT A-2

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LAW OFFICE OF CARL M. VARADY
Carl M. Varady (HI Bar No. 4873)
Pauahi Tower
1003 Bishop Street, Suite 1730
Honolulu, HI 96813
Telephone: 808/523-8447
Email: carl@varadylaw.com

Liaison Counsel for Plaintiffs
UNITED STATES DISTRICT COURT
DISTRICT OF HAWAIʻI

IN RE HAWAIIAN ELECTRIC INDUSTRIES, INC., STOCKHOLDER DERIVATIVE LITIGATION	Lead Case No. 1:24-CV-00164-MWJS-WRP

SUMMARY NOTICE OF PROPOSED DERIVATIVE SETTLEMENT
EXHIBIT A-2

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TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF HAWAIIAN ELECTRIC INDUSTRIES, INC. (“HEI,” AND TOGETHER WITH ITS SUBSIDIARY, HAWAIIAN ELECTRIC COMPANY, INC., “HAWAIIAN ELECTRIC” OR THE “COMPANY”) AS OF NOVEMBER 5, 2025 (THE “RECORD DATE”)
PLEASE TAKE NOTICE that the above-captioned shareholder derivative action (the “Action”) and related derivative actions (collectively, the “Actions”) are being settled on the terms set forth in a Stipulation of Settlement, dated December 31, 2025 (the “Stipulation” or “Settlement”). 1 Under the terms of the Stipulation, in connection with the proposed Settlement, HEI will receive a cash payment in the amount of $100 million (the “Settlement Amount”), which is to be used in part for the settlement or defense of a pending securities class action case.
On December 15, 2025, the HEI Board of Directors, including its independent members, approved a resolution reflecting their determination, in a good faith exercise of their business judgment, that the Settlement is fair, reasonable, and in the best interests of HEI and its shareholders.
______________________
1    This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the United States District Court for the District of Hawaii. A link to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) containing the text of the Stipulation may be found on the Company’s website at the Investor Relations page at https://www.hei.com/investor-relations/default.aspx. All capitalized terms herein have the same meanings as set forth in the Stipulation.

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In recognition of Plaintiffs’ Counsel’s efforts in securing the $100 million cash payment for the benefit of Hawaiian Electric in accordance with the Stipulation, Plaintiffs’ Counsel intend to request Court approval of the Settlement, including attorneys’ fees equal to 25% of the Settlement Amount plus expenses not to exceed $475,000.00. Plaintiffs’ Counsel also intend to seek Court approval of service awards to each Plaintiff of $5,000.00 in recognition of their role in pursuing the derivative claims and securing the Settlement Amount for the benefit of Hawaiian Electric.
IF YOU WERE A RECORD OR BENEFICIAL OWNER OF HEI COMMON STOCK AS OF NOVEMBER 5, 2025, PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ABOVE-REFERENCED LITIGATION.

On________ , 2026, at __:___ __.m., the Court will hold a hearing
(the “Settlement Hearing”) in the Action at the United States District Court for the District of Hawaii, Prince Kuhio Federal Building & U.S. Courthouse, 300 Ala Moana Blvd., C-338, Honolulu, HI 96850, or via Zoom or other video platform, or telephonically, before the Honorable Micah W.J. Smith, to determine: (i) whether the terms of the proposed Settlement should be approved as fair, reasonable, and adequate, including the amount of Plaintiffs’ Counsel’s attorneys’ fees and expenses; (ii) whether a final judgment should be entered and the Action be

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dismissed with prejudice on the terms set forth in the Stipulation; and (iii) such other matters as may be necessary and proper under the circumstances.
Any HEI shareholder as of the Record Date that objects to the Settlement shall have a right to appear in person (or telephonically or via any video platform as may be designated by the Court) and to be heard at the Settlement Hearing, provided that he, she, or it was a shareholder of record or beneficial owner as of November 5, 2025. Any HEI shareholder who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such shareholder’s own expense, or may appear on their own. No HEI shareholder shall be heard at the
Settlement Hearing unless, no later than____ , 2026, such shareholder has filed with the Court, a written notice of objection containing the following information:
1.Your name, legal address, and telephone number;
2.The case name and number (In re Hawaiian Electric Industries, Inc., Stockholder Derivative Litigation, Lead Case No. 1:24-CV-00164-MWJS-WRP);
3.Proof of being an HEI shareholder as of the Record Date, November 5, 2025;
4.The date(s) you acquired your HEI shares;
5.A statement of each objection being made;
6.Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and

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7. Copies of any papers you intend to submit, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.
Only shareholders who have filed valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.
If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before_______ , 2026. All written objections and supporting papers must be submitted to the Court either by mailing them to:

Clerk of the Court
United States District Court for the
District of Hawaii
Prince Kuhio Federal Building
& U.S. Courthouse
300 Ala Moana Blvd.
Honolulu, HI 96850

or, by filing them in person at the United States District Court for the District of Hawaii to the extent the Court is open for in-person filings.
YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN
_______________ , 2026.

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Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court. Any HEI shareholder as of the Record Date, who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall be forever foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation, and/or to the Fee and Expense Amount, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.
If you have any questions about matters in this Notice you may contact by telephone at 1-800-449-4900 or in writing Greg Wood, c/o Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101.
PLEASE DO NOT CONTACT THE COURT OR THE CLERK’S OFFICE REGARDING THIS NOTICE.

DATED: , 2026	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT DISTRICT OF HAWAII

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EXHIBIT B

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LAW OFFICE OF CARL M. VARADY
Carl M. Varady (HI Bar No. 4873)
Pauahi Tower
1003 Bishop Street, Suite 1730
Honolulu, HI 96813
Telephone: 808/523-8447
Email: carl@varadylaw.com

Liaison Counsel for Plaintiffs
UNITED STATES DISTRICT COURT
DISTRICT OF HAWAIʻI

IN RE HAWAIIAN ELECTRIC INDUSTRIES, INC., STOCKHOLDER DERIVATIVE LITIGATION	Lead Case No. 1:24-CV-00164-MWJS-WRP

[PROPOSED] ORDER APPROVING DERIVATIVE SETTLEMENT AND ORDER OF DISMISSAL WITH PREJUDICE
EXHIBIT B

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This matter came before the Court for hearing pursuant to the Order of this
Court, dated_________ , 2026 (the “Order”), on Plaintiffs’ motion for final approval of the settlement (the “Settlement”) set forth in the Stipulation of Settlement, dated December 31, 2025(the “Stipulation”). Due and adequate notice having been given of the Settlement as required in said Order, and the Court having considered all papers filed and proceedings had herein, and otherwise being fully informed in the premises and good cause appearing therefor,
IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:
1. This Final Approval Order incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined therein).
2. This Court has jurisdiction over the subject matter of the Actions, including all matters necessary to effectuate the Settlement, and over all parties to the Actions and the Settlement, including, but not limited to, Plaintiffs, Hawaiian Electric Industries, Inc. (“HEI”), Hawaiian Electric Company, Inc. (“HECO,” and together with HEI, “Hawaiian Electric”), all Hawaiian Electric shareholders, and the Individual Defendants.
3. The Court finds that the notice provided to Hawaiian Electric shareholders was the best notice practicable under the circumstances of these proceedings and of the matters set forth therein, including the Settlement set forth in

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the Stipulation, to all Persons entitled to such notice. The notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and due process.
4. The Hawaii Federal Action and all claims contained therein, as well as all of the Released Claims, are dismissed with prejudice. As among Plaintiffs, the Individual Defendants, and Hawaiian Electric, the parties are to bear their own costs, except as otherwise provided in the Stipulation.
5. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable, and adequate as to each of the Settling Parties and in the best interests of Hawaiian Electric and its shareholders, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.
6. Upon the Effective Date, as defined in ¶¶1.8 and 6.1 of the Stipulation, HEI, HECO, and each of their respective Related Parties and shareholders, and Plaintiffs (acting on Plaintiffs’ own behalf and derivatively on behalf of Hawaiian Electric and its shareholders), for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of this Final Approval Order and the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged and dismissed with prejudice each and every one of the Released Claims (including Unknown Claims) against any of the Released Defendants’

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Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
7. Upon the Effective Date, as defined in ¶¶1.8 and 6.1 of the Stipulation, HEI, HECO, and each of their respective Related Parties and shareholders, and Plaintiffs (acting on Plaintiffs’ own behalf and derivatively on behalf of Hawaiian Electric and its shareholders), for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims (including Unknown Claims) against any of the Released Defendants’ Persons and shall forever be foreclosed from challenging the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation, or the determination that the Settlement as incorporated in the Stipulation is in the best interests of Hawaiian Electric and its shareholders. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
8. Upon the Effective Date, as defined in ¶¶1.8 and 6.1 of the Stipulation, each of the Defendants, for good and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, shall be deemed to have, and by operation of law and of this Final Approval Order and the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, and discharged each and all of Plaintiffs, Plaintiffs’ Counsel, and all current

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Hawaiian Electric shareholders (solely in their capacity as Hawaiian Electric shareholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Actions or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
9. The Court hereby approves the Fee and Expense Amount in the amount of ($___________) in accordance with the Stipulation and finds that such fee is fair and reasonable in light of the $100,000,000 payment made for the benefit of Hawaiian Electric as a result of the Settlement.
10. The Court hereby approves the service awards of $ for each of the Plaintiffs in accordance with the Stipulation in recognition of Plaintiffs’ participation and effort in the prosecution of the Actions.
11. Neither the Stipulation nor the Settlement, including any Exhibits attached thereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission, or evidence of the validity of any Released Claims, or of any fault, wrongdoing or liability of any Released Defendants’ Person or Hawaiian Electric; (ii) is or may be deemed to be or may be used as a presumption, admission, or evidence of any

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liability, fault, or omission of any of the Released Defendants’ Persons or Hawaiian Electric in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal or other forum; or (iii) is or may be deemed to be construed, offered, or received in evidence as an admission, concession, or presumption against Plaintiffs that any of their claims are without merit, or that any defenses asserted by the Individual Defendants have any merit. Neither the Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that Plaintiffs or any of the Released Defendants’ Persons may file or use the Stipulation, the Final Approval Order, and/or the Judgment in any action or other proceeding that may be brought by or against them in order to support a defense, claim, or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar, or reduction or any other theory of claim preclusion or issue preclusion or similar defense, claim, or counterclaim.
12. During the course of the Actions, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11, and all other similar laws relating to the institution, prosecution, defense of, or settlement of the Actions.
13. Without affecting the finality of this Final Approval Order and the Judgment in any way, this Court hereby retains continuing and exclusive jurisdiction

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over the Hawaii Federal Action and the parties to the Stipulation to enter any further orders as may be necessary to effectuate, implement, and enforce the Stipulation and the Settlement provided for therein and the provisions of this Final Approval Order.
14. This Final Approval Order and the Judgment is a final and appealable resolution in the Hawaii Federal Action as to all claims and the Court directs immediate entry of the Judgment forthwith by the Clerk in accordance with Federal Rule of Civil Procedure 58, dismissing the Hawaii Federal Action with prejudice.
IT IS SO ORDERED.

DATED:
THE HONORABLE MICAH W.J. SMITH
UNITED STATES DISTRICT JUDGE

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EXHIBIT C

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LAW OFFICE OF CARL M. VARADY
Carl M. Varady (HI Bar No. 4873)
Pauahi Tower
1003 Bishop Street, Suite 1730
Honolulu, HI 96813
Telephone: 808/523-8447
Email: carl@varadylaw.coin

Liaison Counsel for Plaintiffs
UNITED STATES DISTRICT COURT
DISTRICT OF HAWAIʻI

IN RE HAWAIIAN ELECTRIC INDUSTRIES, INC., STOCKHOLDER DERIVATIVE LITIGATION	Lead Case No. 1:24-CV-00164-MWJS-WRP

[PROPOSED] JUDGMENT
EXHIBIT C

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Plaintiffs, having moved for final approval of the Settlement set forth in the Stipulation of Settlement, dated December 31, 2025, and the matter having come before the Honorable Micah W.J. Smith, United States District Judge, and the Court,
on _______ , 2026, having issued its Order Approving Derivative Settlement and Order of Dismissal with Prejudice, and having directed the Clerk of the Court to enter judgment, it is
ORDERED, ADJUDGED, AND DECREED:
1. This Judgment incorporates by reference the Court’s Order Approving
Derivative Settlement and Order of Dismissal with Prejudice dated _______ , 2026; and
2. That for the reasons stated in, and pursuant to the terms set forth in, the Court’s Order Approving Derivative Settlement and Order of Dismissal with
Prejudice dated _______ , 2026, Plaintiffs’ Motion for Final Approval of Settlement is granted; accordingly, this case is closed.

DATED:	By:

Clerk of Court

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EXHIBIT D

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ESCROW AGREEMENT
THIS ESCROW AGREEMENT (the “Agreement”) is entered into as of December 31, 2025, by Hawaiian Electric Industries, Inc. (“HEI”), Hawaiian Electric Company, Inc. (“HECO” and together with HEI, the “HEI Parties”), George Assad and Robert Faris, plaintiffs in the action captioned In re Hawaiian Electric Industries, Inc., Stockholder Derivative Litig., No. 1:24-cv-00164-MWJS-WRP (D. Haw.) (the “Hawaii Federal Action”) (the “Hawaii Federal Plaintiffs”), Patrick Kallaus, Michael Cole and Alexander Tai, plaintiffs in the action captioned In re Hawaiian Electric Industries, Inc. and Hawaiian Electric Company, Inc. Derivative Litig., No. 3:23-cv-06627-JSC (N.D. Cal.) (the “California Federal Action”) (the “California Federal Plaintiffs”), Christina Rice and David Hamilton, plaintiffs in the action captioned In re Hawaiian Electric Industries, Inc. and Hawaiian Electric Company, Inc. State Court Derivative Litig., No. 1CCV-23-0001181 (Haw. 1st Cir.) (the “Hawaii State Action” and together with the Hawaii Federal Action and California Federal Action, the “Derivative Actions”) (the “State Plaintiffs” and, collectively with the Hawaii Federal Plaintiffs and California Federal Plaintiffs, “Plaintiffs”) and Western Alliance Bank, as escrow agent (“Escrow Agent”). The HEI Parties and Plaintiffs may each be individually referred to as a “Party” and collectively as the “Parties.”
RECITALS
A. WHEREAS, Plaintiffs initiated the Derivative Actions in the United States District Court for the Northern District of California, the United States District Court for the District of Hawaii, and Hawaii state court asserting shareholder derivative claims purportedly on behalf of the HEI Parties;

B. WHEREAS, the HEI Parties and Plaintiffs have entered into a certain settlement agreement, dated as of December 31, 2025 (the “Settlement Agreement”), pursuant to which the Parties agreed to resolve the Derivative Actions for consideration of $100,000,000.00 of insurance proceeds (the “Insurance Proceeds”) (the “Settlement Amount”);

C. WHEREAS, pursuant to the Settlement Agreement and in connection with the transactions contemplated thereby, the Parties have agreed to enter into this Agreement and HEI shall cause its insurers to pay $100,000,000.00 (the “Escrow Funds”) into an escrow account with the Escrow Agent;

D. WHEREAS, the execution and delivery of this Agreement is a condition to the applicable Parties’ obligations to consummate the transactions contemplated by the Settlement Agreement; and

E. WHEREAS, the Parties desire that Escrow Agent serve as the escrow agent on the terms and conditions provided in this Agreement, and Escrow Agent has agreed to serve in such capacity.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants of the Parties set forth in this Agreement, the Parties hereto, intending to be legally bound, agree as follows:
1. Appointment of Escrow Agent. HEI Parties and Plaintiffs hereby appoint the Escrow Agent to act in accordance with and subject to the terms and conditions of this Agreement and Escrow Agent accepts such appointment and agrees to act in accordance with and subject to such terms and conditions.

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2. Deposit of Escrow Funds; Collected Funds. Pursuant to the Settlement Agreement, HEI will cause its insurers to pay $100,000,000.00 into an escrow account. The Escrow Funds shall be held hereunder by Escrow Agent for the purposes contemplated by the Settlement Agreement, as described in more detail in the recitals to this Agreement. Escrow Agent shall hold the Escrow Funds for the time required by and pursuant to the terms of this Agreement in a separate interest-bearing demand deposit account, as stated and attached hereto as Exhibit A (“Escrow Account”) until the entirety of the Escrow Funds has been released pursuant to the terms and conditions of this Agreement. Under no circumstances shall Escrow Agent be obligated to release any Escrow Funds until such funds are received by Escrow Agent in collected funds. For purposes of this Agreement, the term “collected funds” shall mean all funds received by Escrow Agent that have cleared normal banking channels and are in the form of cash.

3. Holding of Escrow Funds. Escrow Agent shall hold the Escrow Funds in accordance with Section 2 of this Agreement; provided, however, all Escrow Funds shall at all times be held in one or more accounts that are insured by the Federal Deposit Insurance Corporation (“FDIC”) or a similar governmental agency to the standard maximum deposit insurance amount. In no event shall Escrow Agent have any obligation to advance funds. In no instance shall Escrow Agent have any obligation to provide investment advice of any kind. Escrow Agent shall not be responsible for any loss due to interest rate fluctuation. Escrow Agent shall not be liable or responsible for any loss resulting from any deposit or investment that complies with the requirements of this Section 3, other than as a result of the bad faith, willful misconduct or gross negligence of Escrow Agent.

4. Disbursement of Escrow Funds. Subject to this Agreement, the Escrow Funds shall be disbursed by Escrow Agent as set forth in accordance with the conditions in this Section.

a) Within the later of ten (10) days of the funding of the Escrow Account pursuant to Paragraph 2 or ten (10) days after the court preliminarily approves the settlement in the securities class action captioned Bhangal v. Hawaiian Electric Industries, Inc., et al., Case No. 3:23-cv- 04332-JSC (N.D. Cal.) (the “Securities Action”), the Parties will issue the disbursement notice set forth in Exhibit B-1 which provides that $1,000,000 shall be released to HEI so that it can satisfy its obligation to fund an initial installment of the settlement amount agreed upon in the Securities Action.

b) Within five (5) business days after the court approves Plaintiffs’ attorney fees equal to 25% of the Settlement Amount plus expenses not to exceed $475,000 (the “Fee and Expense Amount”), the Parties will issue the disbursement notice set forth in Exhibit B-2 which provides that the Fee and Expense Amount shall be released to Plaintiffs.

c) Within five (5) business days of the court’s entry of judgment and judgment becoming final as defined in the Settlement Agreement, the Parties will issue the disbursement notice set forth in Exhibit B-3 which provides that any funds remaining shall be put into a separate escrow account, trust account, or similar device to safeguard those funds for use by the HEI Parties in the Securities Action to settle or defend the Securities Action, with any funds remaining after final resolution of the Securities Action to revert to the HEI Parties for their exclusive benefit.

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5. Statements of Account; Payments from Escrow Account. Escrow Agent shall provide HEI Parties and Plaintiffs, at the first of the addresses set forth below in Section 10(c), respectively, with monthly statements of the balance of the Escrow Account showing, at a minimum, the beginning and ending balance of the Escrow Account for the applicable period, disbursements made from the Escrow Account during the applicable period and all interest earned on the Escrow Funds held in the Escrow Account during the applicable period. All payments from the Escrow Funds shall be made by wire transfer of immediately available funds to the Party receiving the disbursement. Any wire transfers shall be made subject to, and in accordance with, Escrow Agent’s normal electronic funds transfer procedures in effect from time to time. Escrow Agent shall be entitled to rely upon all bank and account information provided to Escrow Agent by the Parties. Escrow Agent shall have no duty to verify or otherwise confirm any written wire transfer instructions, but it may do so in its discretion on any occasion without incurring any liability to any of the Parties for failing to do so on any other occasion.

6. Income Tax Reporting; TIN Certification; Tax Liability.

a) Reporting. The Parties agree that, for tax reporting purposes, all interest or other income from investment of the Escrow Funds shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service be reported as having been earned by HEI, whether or not said income was distributed during the tax year, and HEI shall be responsible for its taxes arising from or attributable to such interest or other income.

b) Certification of Tax Identification Number. The Parties shall provide Escrow Agent with certified tax identification numbers for HEI by furnishing all applicable and appropriate tax forms and other documentation as Escrow Agent may request. The Parties understand that if such tax reporting documentation is not provided and certified to Escrow Agent, Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of monies or other property held by Escrow Agent pursuant to this Agreement.

c) Tax Liability. To the extent that Escrow Agent becomes liable for the payment of any taxes levied in respect of income derived from the investment of the Escrow Funds, Escrow Agent shall satisfy such liability to the extent possible directly from the Escrow Funds, with or without notice to the Parties.

7. Duties of Escrow Agent.

a) Standard of Care. Escrow Agent shall be obligated only to perform the duties specifically set forth in this Agreement, which shall be deemed purely ministerial in nature, and shall under no circumstances be deemed to be a fiduciary to any Party or any other person. The Parties agree that Escrow Agent shall not assume any responsibility for the failure of the Parties to perform in accordance with this Agreement. This Agreement sets forth all matters pertinent to the Escrow Account, and no additional obligations on the part of Escrow Agent shall be inferred from the terms of this Agreement or any other agreement. In no event shall Escrow Agent be liable, directly or indirectly, for any (i) damages or expenses arising out of the services provided hereunder, other than for damages which result from Escrow Agent’s bad faith, gross negligence or willful misconduct, or (ii) special, indirect or consequential damages or losses of any kind

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whatsoever (including without limitation lost profits), even if Escrow Agent has been advised of the possibility of such damages.

b) Attorneys and Agents. Escrow Agent shall have the right, but not the obligation, to consult with counsel or other such professionals of its choice and shall not be liable for action taken or omitted to be taken by Escrow Agent in good faith and in accordance with the advice of such counsel or other such professionals, provided such action or inaction is without bad faith, gross negligence or willful misconduct by Escrow Agent. If a dispute arises between the Parties that requires the Escrow Agent to seek legal counsel, the Escrow Agent may pay such compensation to such counsel and shall be entitled to reimbursement as set forth in Section 8(a) for all such compensation paid. Escrow Agent may perform its duties through its agents, attorneys, custodians or nominees.

c) Reliance. Escrow Agent shall be protected in acting or refraining from acting upon any notice, request, consent, direction, requisition, certificate, order, affidavit, letter or other document, including, without limitation, disbursement instructions pursuant to this Agreement, believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Concurrently with the execution of this Agreement, the Parties shall deliver to Escrow Agent an authorized signers (each such person an “Authorized Person”) form in the form of Exhibit C-1 (in the case of the HEI Parties) or Exhibit C-2 (in the case of Plaintiffs) to this Agreement. Unless otherwise provided in this Agreement, Escrow Agent is authorized to follow and rely upon all instructions given by Authorized Persons, if the Escrow Agent believes such instructions to be genuine and to have been signed by Authorized Persons. The Escrow Agent shall not incur any liability to anyone resulting from actions taken by the Escrow Agent in reliance in good faith on such instructions.

d) Duties Undertaken. The permissive rights of Escrow Agent to do things enumerated in this Agreement shall not be construed as duties.

e) No Financial Obligation. No provision of this Agreement shall require Escrow Agent to risk or advance its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of its rights under this Agreement.

8. Provisions Concerning Escrow Agent.

a) Indemnification. The Parties jointly and severally hereby agree to indemnify, defend, and hold harmless Escrow Agent, its affiliates and subsidiaries, and each’s agents, employees, officers and directors, from and against, any and all loss, liability, cost, tax levy, interest, penalty, damage and expense, including, without limitation, attorney’s fees, Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against Escrow Agent arising out of or relating in any way to this Agreement, the representations or warranties made by a Party, or any transaction to which this Agreement relates unless such losses, liabilities, costs, tax levy, interest, penalty, damages or expenses shall have been finally adjudicated to have directly resulted from the bad faith, willful misconduct or gross negligence of Escrow Agent. The Parties hereby grant Escrow Agent a lien on and security interest in the Escrow Account for the payment of any claim for indemnification, reasonable fees and expenses and amounts due to Escrow Agent. The

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provisions of this Section 8(a) shall survive the resignation or removal of Escrow Agent and the termination of this Agreement.

b) Limitation of Liability. Escrow Agent shall not be liable for the alteration, modification or elimination of any right permitted or given under any instructions and/or in any document deposited under this Agreement due to any delay, any statute of limitations or due to any other reason. Escrow Agent shall have no further responsibility or liability whatsoever to the Parties following a complete distribution of the Escrow Funds pursuant to this Agreement. Escrow Agent shall not incur any liability with respect to any act or omission in reliance upon any document, including any written notice or instruction provided for in this Agreement. In performing its obligations hereunder, Escrow Agent shall be entitled to presume, without investigation or inquiry, the due execution, validity, effectiveness and enforceability of all documents it receives and shall be entitled to rely upon the genuineness of the signatures of the signatories of such documents, and also the truth and accuracy of any information contained therein.

c) Authentication Procedure. The Escrow Agent may confirm each instruction received in the name of a party by comparing the Authorized Person’s signature on the instruction with the Authorized Person’s signature on Exhibit C-1 (in the case of the HEI Parties) or Exhibit C-2 (in the case of Plaintiffs). Once delivered to the Escrow Agent, Exhibit C-1 or Exhibit C-2 may be revised or rescinded only by a writing signed by an Authorized Person of the applicable party. Such revisions or rescissions shall be effective only after actual receipt and following such period of time as may be necessary to afford the Escrow Agent a reasonable opportunity to act on it.

d) Force Majeure. Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God, earthquake, fire, flood, war, act(s) of terrorism, civil or military actions or disturbances, sabotage, epidemic, riots, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services, accidents, and/or labor disputes. Escrow Agent shall use commercially reasonable efforts, which are consistent with accepted practices in the banking industry, to resume performance as soon as reasonably practicable under the circumstances.

e) Resignation or Removal of Escrow Agent. Escrow Agent may resign at any time by furnishing written notice of its resignation to the Parties at the addresses set forth in Section 10(c), at least thirty (30) days prior to the date specified for such resignation to take effect. The Parties may remove Escrow Agent at any time by furnishing to Escrow Agent a joint written notice of its removal along with payment of all fees and expenses to which it is entitled through the date of termination. Such resignation or removal, as the case may be, shall be effective on the date specified in such notice and Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrow Funds and to deliver the same to a successor escrow agent appointed by the Parties as evidenced by a joint written notice delivered to Escrow Agent or in accordance with a court order. If the Parties fail to appoint a successor prior to the expiration of thirty (30) days following receipt of the notice of resignation or removal, Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the Parties.

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f) Compensation. Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit D, which compensation shall be paid by HEI. The fee agreed upon for the services rendered hereunder are intended as full compensation for Escrow Agent’s services as contemplated by this Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Agreement are not fulfilled, or there is any assignment of interest in the subject matter of this Agreement, or any material modification hereof, or if any material controversy arises hereunder, or Escrow Agent is made a party to any litigation pertaining to this Agreement, or the subject matter hereof, then Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all reasonable costs and expenses, including reasonable attorneys’ fees, occasioned by any delay, controversy, litigation or event, and the Parties hereto jointly and severally agree to pay such costs and expenses to Escrow Agent on demand, and if the Parties fail to make their respective payment, such costs and expenses shall be recoverable from the Escrow Funds. Escrow Agent is entitled and is hereby granted the right to set off and may deduct any unpaid fees, non-reimbursed expenses or unsatisfied indemnification rights from amounts on deposit in the Escrow Account.

g) Disagreements. If any disagreement or dispute arises between the Parties concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Agreement, Escrow Agent:

i. Shall be under no obligation to act, except (A) with joint written instruction of the Parties, (B) under process, order or judgment of court, or (C) until it has been adequately indemnified and held harmless to its full satisfaction, and shall sustain no liability for its failure to act pending such process, court order or indemnification; and

ii. May, in its sole and absolute discretion, interplead that portion of Escrow Funds it then holds with any court of competent jurisdiction, and name the Parties or any other relevant party as parties in such interpleader action. Upon filing the interpleader action, Escrow Agent shall be relieved of all liability as to the Escrow Funds and shall be entitled to recover from the Parties its reasonable attorneys’ fees and other costs incurred in commencing and maintaining such action. In no event shall the institution of such interpleader action impair the rights of Escrow Agent described elsewhere in this Agreement.

The Parties further agree to pursue any redress or recourse in connection with such dispute, without making Escrow Agent a party to the same.
h) Authority of Parties. Escrow Agent shall be under no duty or obligation to ascertain the identity, authority, and/or rights of the Parties, or their agents. Should it be necessary for Escrow Agent to act upon any instructions, directions, documents or instruments issued or signed by or on behalf of any corporation, partnership, fiduciary or individual acting on behalf of another party hereto, it shall not be necessary for Escrow Agent to inquire into such corporation’s, partnership’s, fiduciary’s or individual’s authority. Escrow Agent is also relieved from the necessity of satisfying itself as to the authority of the persons executing this Agreement in a representative capacity on behalf of any of the Parties.

i) Other Agreements. Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document other

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than this Agreement whether or not a copy and/or original of such agreement is held in conjunction with Escrow Account. Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument or document. All references in this Agreement to any other agreement are for the convenience of the Parties, and Escrow Agent has no duties or obligations with respect thereto.

j) Merger or Consolidation. Any corporation or association into which Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its escrow business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which Escrow Agent is a party, shall be and become the successor escrow agent under this Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

k) Attachment of Escrow Funds; Compliance with Legal Orders. In the event that any Escrow Funds shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

9. Termination. This Agreement and all the obligations of Escrow Agent hereunder shall terminate upon the earliest to occur of (i) the release of the entirety of the Escrow Funds by Escrow Agent, (ii) the deposit of the entirety of the Escrow Funds by Escrow Agent with a court of competent jurisdiction or successor escrow agent in accordance with the provisions of this Agreement, or (iii) the written consent of the Parties. Notwithstanding the foregoing, the obligations of Sections 6(c), 8(a), 8(b) and 8(e) hereof shall survive termination.

10. Miscellaneous.

a) Successors and Assigns. This Agreement shall be binding on the Parties and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No other persons shall have any rights under this Agreement. No assignment of the interest of any of the Parties shall be binding upon Escrow Agent unless and until (i) written evidence of such assignment in form satisfactory to Escrow Agent shall be filed and accepted by Escrow Agent, and (ii) all tax reporting forms required by Escrow Agent, duly executed by the assignee, have been provided to and accepted by Escrow Agent.

b) Escheat. The Parties are aware that under applicable law, any Escrow Funds which is presumed abandoned may escheat to the applicable state. Escrow Agent shall have no liability to the Parties their respective heirs, legal representatives, successors, and assigns, should any or all of the Escrow Funds escheat by operation of law.

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c) Notices. All legal notices, demands and communications given or delivered under this Agreement will be in writing and, unless otherwise specified herein, will be deemed to have been given when sent to the parties at the respective addresses indicated herein by PDF attached to an email, registered or certified U.S. mail, return receipt requested and postage prepaid or by private overnight mail courier service. Notices, demands and communications to HEI, HECO, Plaintiffs, Insurers or Escrow Agent will, unless another address is specified in writing, be sent to the address indicated below:

If to HEI:

Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue
Palo Alto, CA 94301
Attention: Mark Foster
Phone: (650) 470-4500
Facsimile: (650) 470-4570
Email: mark.foster@skadden.com

If to HECO:

Allen Overy Shearman Sterling US LLP
599 Lexington Avenue
New York, NY 10022
Attention: Adam S. Hakki
Jeffrey D. Hoschander
Phone: (212) 848-4000
Email: adam.hakki@aoshearman.com
jeff.hoschander@aoshearman.com

If to Plaintiffs:

Robbins Geller Rudman & Dowd LLP
655 W. Broadway, Suite 1900
San Diego, CA 92101
Attention: Darren J. Robbins
Phone: (619) 231-1058
Facsimile: (619) 231-7423
Email: darrenr@rgrdlaw.com

If to Escrow Agent:

Western Alliance Bank
450 B Street, Suite 150
San Diego, CA 92101
Attention: Settlement Services
Phone: 619-233-2250
Email: settlementservices@westernalliancebank.com
With a copy to: Legal Department
Email: legaldepartment@westernalliancebank.com

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d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without regard to principles of conflicts of law). Action with respect to any dispute regarding this Agreement or the Escrow Account shall be brought in the state or federal courts of California and all Parties hereto agree to the jurisdiction of and venue in such courts.

e) Waiver of Jury Trial. To the full extent permitted by law, each Party to this Agreement hereby knowingly, voluntarily and intentionally waives any right it may have to a trial by jury with respect of any suit, action or proceeding based hereon, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of any other Party.

f) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the Parties related to the escrow of the Escrow Funds.

g) Amendments. This Agreement may be amended, modified, superseded, rescinded or canceled only by a written instrument executed by the Parties and Escrow Agent.

h) Waivers. The failure of any Party to this Agreement at any time or times to require performance of any provision under this Agreement shall in no manner affect the right at a later time to enforce the same performance. A waiver by any Party to this Agreement of any such condition or breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation or warranty contained in this Agreement.

i) Headings. Section headings of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Agreement.

j) Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument. The signatures of the Parties in an electronic, PDF or other facsimile form shall be deemed to constitute original signatures.

k) Identification. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each individual or entity that opens an account. Therefore, Escrow Agent must obtain the name, address, taxpayer (or other government-issued) identification number, and other information, such as date of birth for individuals, for each individual and business entity that is a party to this Agreement in accordance with the account agreements applicable to the Escrow Account and as may be required by law.

[The remainder of this page left intentionally blank]

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SIGNATURE PAGES TO ESCROW AGREEMENT
PageID.1901

IN WITNESS WHEREOF, the Settling Parties have caused
this Escrow Agreement to be executed by their duly
authorized representatives, as of the Effective Date.

ROBBINS LLP

By:	/s/ Ashley R. Rifkin
Ashley R. Rifkin
Brian J. Robbins
Gregory E. Del Gaizo
Jacob W. Ogbozo
5060 Shoreham Place, Suite 300
San Diego, CA 92122
Telephone: (619) 525-3990
Facsimile: (619) 525-3991
E-mail: brobbins@robbinsllp.com
gdelgaizo@robbinsllp.com
arifkin@robbinsllp.com
jogbozo@robbinsllp.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 116 of 146

SIGNATURE PAGES TO ESCROW AGREEMENT
PageID.1902

ROBBINS GELLER RUDMAN &
DOWD LLP

By:	/s/ Erik W. Luedeke
Darren J. Robbins
Travis E. Downs III
Randall J. Baron
Benny C. Goodman III
Erik W. Luedeke
655 W. Broadway, Suite 1900
San Diego, CA 2101
Telephone: (619) 231-1058
Facsimile: (619) 231-7423
E-mail: darrenr@rgrdlaw.com
travisd@rgrdlaw.com
randyb@rgrdlaw.com
bennyg@rgrdlaw.com
eluedeke@rgrdlaw.com

RIGRODSKY LAW, P.A.

By:
Seth D. Rigrodsky
Timothy J. MacFall
Gina M. Serra
Vincent A. Licata
Samir Aougab
825 East Gate Boulevard, Suite 300
Garden City, New York 11530
Telephone: (516) 683-3516

GRABAR LAW OFFICE

By:
Joshua H. Grabar
One Liberty Place 1650 Market Street, Suite 3600
Philadelphia, Pennsylvania 19103
Telephone: (267) 507-6085

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 117 of 146
SIGNATURE PAGES TO ESCROW AGREEMENT
PageID.1903

ROBBINS GELLER RUDMAN &
DOWD LLP

By:
Darren J. Robbins
Travis E. Downs III
Randall J. Baron
Benny C. Goodman III
Erik W. Luedeke
655 W. Broadway, Suite 1900
San Diego, CA 2101
Telephone: (619) 231-1058
Facsimile: (619) 231-7423
E-mail: darrenr@rgrdlaw.com
travisd@rgrdlaw.com
randyb@rgrdlaw.com
bennyg@rgrdlaw.com
eluedeke@rgrdlaw.com

RIGRODSKY LAW, P.A.

By:	/s/ Timothy J. MacFall
Seth D. Rigrodsky
Timothy J. MacFall
Gina M. Serra
Vincent A. Licata
Samir Aougab
825 East Gate Boulevard, Suite 300
Garden City, New York 11530
Telephone: (516) 683-3516

GRABAR LAW OFFICE

By:	/s/ Joshua H. Grabar
Joshua H. Grabar
One Liberty Place 1650 Market Street, Suite 3600
Philadelphia, Pennsylvania 19103
Telephone: (267) 507-6085

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 118 of 146
PageID.1904
SIGNATURE PAGES TO ESCROW AGREEMENT

GAINEY McKENNA & EGLESTON

By:	/s/ Gregory M. Egleston
Gregory M. Egleston
260 Madison Avenue, 22nd Floor
New York, NY 10016
Telephone: (212) 983-1300
Fax: (212) 983-0383
Email: egleston@gme-law.com

THE ROSEN LAW FIRM, P.A.

By:	/s/ Erica L. Stone
Laurence M. Rosen
355 S. Grand Avenue, Suite 2450
Los Angeles, CA 90071
Telephone: (213) 785-2610
Facsimile: (213) 226-4684
Email: lrosen@rosenlegal.com

Phillip Kim
Erica L. Stone
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Facsimile: (212) 202-3827
Email: philkim@rosenlegal.com
estone@rosenlegal.com

BOTTINI & BOTTINI, INC.

By:
Francis A. Bottini , Jr.
7817 Ivanhoe Avenue, Suite 102
La Jolla, CA 92037
Telephone: (858) 914-2001
Fax: (858) 914-2002
Email: fbottini@bottinilaw.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 119 of 146
PageID.1905
SIGNATURE PAGES TO ESCROW AGREEMENT

GAINEY McKENNA & EGLESTON

By:
Gregory M. Egleston
260 Madison Avenue, 22nd Floor
New York, NY 10016
Telephone: (212) 983-1300
Fax: (212) 983-0383
Email: egleston@gme-law.com

THE ROSEN LAW FIRM, P.A.

By:
Laurence M. Rosen
355 S. Grand Avenue, Suite 2450
Los Angeles, CA 90071
Telephone: (213) 785-2610
Facsimile: (213) 226-4684
Email: lrosen@rosenlegal.com

Phillip Kim
Erica L. Stone
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Facsimile: (212) 202-3827
Email: philkim@rosenlegal.com
estone@rosenlegal.com

BOTTINI & BOTTINI, INC.

By:	/s/ Francis A. Bottini , Jr.
Francis A. Bottini , Jr.
7817 Ivanhoe Avenue, Suite 102
La Jolla, CA 92037
Telephone: (858) 914-2001
Fax: (858) 914-2002
Email: fbottini@bottinilaw.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 120 of 146
PageID.1906
SIGNATURE PAGES TO ESCROW AGREEMENT

SCHUBERT JONCKHEER & KOLBE LLP

By:	/s/ Willem F. Jonckheer
Willem F. Jonckheer
Dustin L. Schubert
Schubert Jonckheer & Kolbe LLP
2001 Union Street, Suite 200
San Francisco, CA 94123
Telephone: (415) 788-4220
Fax: (4 15) 788-0161
Email: wjonckheer@sjk.law
dschubert@sjk.law

Counsel for Plaintiffs

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 121 of 146
SIGNATURE PAGES TO ESCROW AGREEMENT
PageID.1907

CADES SCHUTTE LLP

By:	/s/ C. Michael Heihre
C. Michael Heihre
Michi Momose
Lisa K. Swartzfager
1000 Bishop Street, Suite 1200
Honolulu, HI 96813
Telephone: (808) 521-9200
Facsimile: (808) 521-9210
Email: mheihre@cades.com
mmomose@cades.com
lswartzfager@cades.com

SKADDEN, ARPS, SLATE,
MEAGHER &
FLOM LLP

By:	/s/ Mark R.S. Foster
Mark R.S. Foster
525 University Avenue,
Palo Alto, CA 94301
Telephone: (650) 470-4500
Facsimile: (650) 470-4570
Email: mark.foster@skadden.com

Peter B. Morrison
300 South Grand Avenue, Suite 3400
Los Angeles, CA 90071
Telephone: (213) 687-5000
Facsimile: (213) 687-5600
Email: peter.morrison@skadden.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 122 of 146 SIGNATURE PAGES TO ESCROW AGREEMENT
PageID.1908

DAMON KEY LEONG KUPCHAK
HASTERT

By:	/s/ Matthew T. Evans
Matthew T. Evans
Mark M. Murakami
Clint K. Hamada
1003 Bishop Street, Suite 1600
Honolulu, HI 96813
Telephone: (808) 531-8031
Facsimile: (808) 533-2242
Email: mte@hawaiilawyer.com
mmm@hawaiilawyer.com
ckh@hawaiilawyer.com

ALLEN OVERY SHEARMAN STERLING
US LLP

By:	/s/ Adam S. Hakki
Adam S. Hakki
599 Lexington Avenue
New York, NY 10022

Daniel H.R. Laguardia
140 New Montgomery Street
San Francisco, CA 94105
Telephone: (212) 848-4000

Counsel for the HEI Parties

WESTERN ALLIANCE BANK

By:
Name: Francesca Castagnola
450 B Street, Ste 150
San Diego, California 92101
Telephone: 619-233-2250
Email: settlementservices@westernalliancebank.com
With a copy to: Legal Department
Email: legaldepartment@westernalliancebank.com

Escrow Agent

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 123 of 146
PageID.1909
SIGNATURE PAGES TO ESCROW AGREEMENT

DAMON KEY LEONG KUPCHAK
HASTERT

By:
Matthew T. Evans
Mark M. Murakami
Clint K. Hamada
1003 Bishop Street, Suite 1600
Honolulu, HI 96813
Telephone: (808) 531-8031
Facsimile: (808) 533-2242
Email: mte@hawaiilawyer.com
mmm@hawaiilawyer.com
ckh@hawaiilawyer.com

ALLEN OVERY SHEARMAN STERLING
US LLP

By:
Adam S. Hakki
599 Lexington Avenue
New York, NY 10022

Daniel H.R. Laguardia
140 New Montgomery Street
San Francisco, CA 94105
Telephone: (415) 796-4160

Counsel for the HEI Parties

WESTERN ALLIANCE BANK

By:	/s/ Dana Rager
Name: Dana Rager
450 B Street, Ste 150
San Diego, California 92101
Telephone: 619-233-2250
Email: settlementservices@westernalliancebank.com
With a copy to: Legal Department
Email: legaldepartment@westernalliancebank.com

Escrow Agent

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 124 of 146
WIRE INSTRUCTIONS
PageID.1910

EXHIBIT A

ESCROW ACCOUNT & WIRE INSTRUCTIONS

ABA/Routing Number:
Bank Name:
Account Name:	Western Alliance Bank as Escrow Agent for [insert relevant name]
Account Number:

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 125 of 146
FORM DISBURSEMENT NOTICES
PageID.1911

EXHIBIT B-1

FORM DISBURSEMENT NOTICE

The undersigned Parties hereby acknowledge and agree that the conditions of Section 4(a) of the Agreement, by and between the undersigned Parties, are satisfied, and the Parties further authorize and instruct Western Alliance Bank, as Escrow Agent, to wire from the Escrow Funds $1,000,000 to HEI so that it can satisfy its obligation to fund an initial installment of the settlement amount agreed upon in the Securities Action. Capitalized terms not defined herein shall have the meanings set forth in the Escrow Agreement dated December 31, 2025, by and among the Parties and Western Alliance Bank, as Escrow Agent.

Beneficiaries Name:

Beneficiaries Address:

Receiving Bank ABA:

Beneficiaries Account #:

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 126 of 146
FORM DISBURSEMENT NOTICES
PageID.1912

DATED:	ROBBINS LLP

By:
Ashley R. Rifkin
Brian J. Robbins
Gregory E. Del Gaizo
Jacob W. Ogbozo
5060 Shoreham Place, Suite 300
San Diego, CA 92122
Telephone: (619) 525-3990
Facsimile: (619) 525-3991
E-mail: brobbins@robbinsllp.com
gdelgaizo@robbinsllp.com
arifkin@robbinsllp.com
jogbozo@robbinsllp.com

ROBBINS GELLER RUDMAN &
DOWD LLP

By:
Darren J. Robbins
Travis E. Downs III
Randall J. Baron
Benny C. Goodman III
Erik W. Luedeke
655 W. Broadway, Suite 1900
San Diego, CA 2101
Telephone: (619) 231-1058
Facsimile: (619) 231-7423
E-mail: darrenr@rgrdlaw.com
travisd@rgrdlaw.com
randyb@rgrdlaw.com
bennyg@rgrdlaw.com
eluedeke@rgrdlaw.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 127 of 146
FORM DISBURSEMENT NOTICES
PageID.1913

DATED:	RIGRODSKY LAW, P.A.

By:
Seth D. Rigrodsky
Timothy J. MacFall
Gina M. Serra
Vincent A. Licata
Samir Aougab
825 East Gate Boulevard, Suite 300
Garden City, New York 11530
Telephone: (516) 683-3516

GRABAR LAW OFFICE

By:
Joshua H. Grabar
One Liberty Place 1650 Market Street, Suite 3600
Philadelphia, Pennsylvania 19103
Telephone: (267) 507-6085

GAINEY McKENNA & EGLESTON

By:
Gregory M. Egleston
260 Madison Avenue, 22nd Floor
New York, NY 10016
Telephone: (212) 983-1300
Fax: (212) 983-0383
Email: egleston@gme-law.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 128 of 146
FORM DISBURSEMENT NOTICES
PageID.1914

DATED:	THE ROSEN LAW FIRM, P.A.

By:
Laurence M. Rosen
355 S. Grand Avenue, Suite 2450
Los Angeles, CA 90071
Telephone: (213) 785-2610
Facsimile: (213) 226-4684
Email: lrosen@rosenlegal.com

Phillip Kim
Erica L. Stone
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Facsimile: (212) 202-3827
Email: philkim@rosenlegal.com
Email: estone@rosenlegal.com

BOTTINI & BOTTINI, INC.

By:
Francis A. Bottini , Jr.
7817 Ivanhoe Avenue, Suite 102
La Jolla, CA 92037
Telephone: (858) 914-2001
Fax: (858) 914-2002
Email: fbottini@bottinilaw.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 129 of 146
FORM DISBURSEMENT NOTICES
PageID.1915

DATED:	SCHUBERT JONCKHEER & KOLBE LLP

By:
Willem F. Jonckheer
Dustin L. Schubert
Schubert Jonckheer & Kolbe LLP
2001 Union Street, Suite 200
San Francisco, CA 94123
Telephone: (415) 788-4220
Fax: (415) 788-0161
Email: wjonckheer@sjk.law
dschubert@sjk.law

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 130 of 146
FORM DISBURSEMENT NOTICES
PageID.1916

DATED:	CADES SCHUTTE LLP

By:
C. Michael Heihre
Michi Momose
Lisa K. Swartzfager
1000 Bishop Street, Suite 1200
Honolulu, HI 96813
Telephone: (808) 521-9200
Facsimile: (808) 521-9210
Email: mheihre@cades.com
mmomose@cades.com
lswartzfager@cades.com

SKADDEN, ARPS, SLATE, MEAGHER &
FLOM LLP

By:
Mark R.S. Foster
525 University Avenue,
Palo Alto, CA 94301
Telephone: (650) 470-4500
Facsimile: (650) 470-4570
Email: mark.foster@skadden.com

Peter B. Morrison
300 South Grand Avenue, Suite 3400
Los Angeles, CA 90071
Telephone: (213) 687-5000
Facsimile: (213) 687-5600
Email: peter.morrison@skadden.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 131 of 146
FORM DISBURSEMENT NOTICES
PageID.1917

DATED:	DAMON KEY LEONG KUPCHAK
HASTERT

By:
Matthew T. Evans
Mark M. Murakami
Clint K. Hamada
1003 Bishop Street, Suite 1600
Honolulu, HI 96813
Telephone: (808) 531-8031
Facsimile: (808) 533-2242
Email: mte@hawaiilawyer.com
mmm@hawaiilawyer.com
ckh@hawaiilawyer.com

ALLEN OVERY SHEARMAN STERLING
US LLP

By:
Adam S. Hakki
599 Lexington Avenue
New York, NY 10022

Daniel H.R. Laguardia
140 New Montgomery Street
San Francisco, CA 94105
Telephone: (212) 848-4000

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 132 of 146
FORM DISBURSEMENT NOTICES
PageID.1918

EXHIBIT B-2

FORM DISBURSEMENT NOTICE

The undersigned Parties hereby acknowledge and agree that the conditions of Section 4(b) of the Agreement, by and between the undersigned Parties, are satisfied, and the Parties further authorize and instruct Western Alliance Bank, as Escrow Agent, to wire from the Escrow Funds the Fee and Expense Amount to Plaintiffs. Capitalized terms not defined herein shall have the meanings set forth in the Escrow Agreement dated December 31, 2025, by and among the Parties and Western Alliance Bank, as Escrow Agent.

Beneficiaries Name:

Beneficiaries Address:

Receiving Bank ABA:

Beneficiaries Account #:

DATED:	ROBBINS LLP

By:
Ashley R. Rifkin
Brian J. Robbins
Gregory E. Del Gaizo
Jacob W. Ogbozo
5060 Shoreham Place, Suite 300
San Diego, CA 92122
Telephone: (619) 525-3990
Facsimile: (619) 525-3991
E-mail: brobbins@robbinsllp.com
gdelgaizo@robbinsllp.com
arifkin@robbinsllp.com
jogbozo@robbinsllp.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 133 of 146
FORM DISBURSEMENT NOTICES
PageID.1919

DATED:	ROBBINS GELLER RUDMAN &
DOWD LLP

By:
Darren J. Robbins
Travis E. Downs III
Randall J. Baron
Benny C. Goodman III
Erik W. Luedeke
655 W. Broadway, Suite 1900
San Diego, CA 2101
Telephone: (619) 231-1058
Facsimile: (619) 231-7423
E-mail: darrenr@rgrdlaw.com
travisd@rgrdlaw.com
randyb@rgrdlaw.com
bennyg@rgrdlaw.com
eluedeke@rgrdlaw.com

DATED:	RIGRODSKY LAW, P.A.

By:
Seth D. Rigrodsky
Timothy J. MacFall
Gina M. Serra
Vincent A. Licata
Samir Aougab
825 East Gate Boulevard, Suite 300
Garden City, New York 11530
Telephone: (516) 683-3516

GRABAR LAW OFFICE

By:
Joshua H. Grabar
One Liberty Place 1650 Market Street, Suite 3600
Philadelphia, Pennsylvania 19103
Telephone: (267) 507-6085

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 134 of 146
FORM DISBURSEMENT NOTICES
PageID.1920

DATED:	GAINEY McKENNA & EGLESTON

By:
Gregory M. Egleston
260 Madison Avenue, 22nd Floor
New York, NY 10016
Telephone: (212) 983-1300
Fax: (212) 983-0383
Email: egleston@gme-law.com

DATED:	THE ROSEN LAW FIRM, P.A.

By:
Laurence M. Rosen
355 S. Grand Avenue, Suite 2450
Los Angeles, CA 90071
Telephone: (213) 785-2610
Facsimile: (213) 226-4684
Email: lrosen@rosenlegal.com

Phillip Kim
Erica L. Stone
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Facsimile: (212) 202-3827
Email: philkim@rosenlegal.com
Email: estone@rosenlegal.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 135 of 146
FORM DISBURSEMENT NOTICES
PageID.1921

DATED:	BOTTINI & BOTTINI, INC.

By:
Francis A. Bottini , Jr.
7817 Ivanhoe Avenue, Suite 102
La Jolla, CA 92037
Telephone: (858) 914-2001
Fax: (858) 914-2002
Email: fbottini@bottinilaw.com

DATED:	SCHUBERT JONCKHEER & KOLBE LLP

By:
Willem F. Jonckheer
Dustin L. Schubert
Schubert Jonckheer & Kolbe LLP
2001 Union Street, Suite 200
San Francisco, CA 94123
Telephone: (415) 788-4220
Fax: (4 15) 788-0161
Email: wjonckheer@sjk.law
dschubert@sjk.law

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 136 of 146
FORM DISBURSEMENT NOTICES
PageID.1922

DATED:	CADES SCHUTTE LLP

By:
C. Michael Heihre
Michi Momose
Lisa K. Swartzfager
1000 Bishop Street, Suite 1200
Honolulu, HI 96813
Telephone: (808) 521-9200
Facsimile: (808) 521-9210
Email: mheihre@cades.com
mmomose@cades.com
lswartzfager@cades.com

DATED:	SKADDEN, ARPS, SLATE, MEAGHER &
FLOM LLP

By:
Mark R.S. Foster
525 University Avenue,
Palo Alto, CA 94301
Telephone: (650) 470-4500
Facsimile: (650) 470-4570
Email: mark.foster@skadden.com

Peter B. Morrison
300 South Grand Avenue, Suite 3400
Los Angeles, CA 90071
Telephone: (213) 687-5000
Facsimile: (213) 687-5600
Email: peter.morrison@skadden.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 137 of 146
FORM DISBURSEMENT NOTICES
PageID.1923

DATED:	DAMON KEY LEONG KUPCHAK
HASTERT

By:
Matthew T. Evans
Mark M. Murakami
Clint K. Hamada
1003 Bishop Street, Suite 1600
Honolulu, HI 96813
Telephone: (808) 531-8031
Facsimile: (808) 533-2242
Email: mte@hawaiilawyer.com
mmm@hawaiilawyer.com
ckh@hawaiilawyer.com

DATED:	ALLEN OVERY SHEARMAN STERLING
US LLP

By:
Adam S. Hakki
599 Lexington Avenue
New York, NY 10022

Daniel H.R. Laguardia
140 New Montgomery Street
San Francisco, CA 94105
Telephone: (212) 848-4000

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 138 of 146
FORM DISBURSEMENT NOTICES
PageID.1924
EXHIBIT B-3
FORM DISBURSEMENT NOTICE
The undersigned Parties hereby acknowledge and agree that the conditions of Section 4(c) of the Agreement, by and between the undersigned Parties, are satisfied, and the Parties further authorize and instruct Western Alliance Bank, as Escrow Agent, to wire from the Escrow Funds all remaining funds to a separate escrow account, trust account, or similar device to safeguard those funds for use by the HEI Parties in the Securities Action to settle or defend the Securities Action. Capitalized terms not defined herein shall have the meanings set forth in the Escrow Agreement dated December 31, 2025, by and among the Parties and Western Alliance Bank, as Escrow Agent.

Beneficiaries Name:

Beneficiaries Address:

Receiving Bank ABA:

Beneficiaries Account #:

DATED:	ROBBINS LLP

By:
Ashley R. Rifkin
Brian J. Robbins
Gregory E. Del Gaizo
Jacob W. Ogbozo
5060 Shoreham Place, Suite 300
San Diego, CA 92122
Telephone: (619) 525-3990
Facsimile: (619) 525-3991
E-mail: brobbins@robbinsllp.com
gdelgaizo@robbinsllp.com
arifkin@robbinsllp.com
jogbozo@robbinsllp.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 139 of 146
FORM DISBURSEMENT NOTICES
PageID.1925

DATED:	ROBBINS GELLER RUDMAN &
DOWD LLP

By:
Darren J. Robbins
Travis E. Downs III
Randall J. Baron
Benny C. Goodman III
Erik W. Luedeke
655 W. Broadway, Suite 1900
San Diego, CA 2101
Telephone: (619) 231-1058
Facsimile: (619) 231-7423
E-mail: darrenr@rgrdlaw.com
travisd@rgrdlaw.com
randyb@rgrdlaw.com
bennyg@rgrdlaw.com
eluedeke@rgrdlaw.com

DATED:	RIGRODSKY LAW, P.A.

By:
Seth D. Rigrodsky
Timothy J. MacFall
Gina M. Serra
Vincent A. Licata
Samir Aougab
825 East Gate Boulevard, Suite 300
Garden City, New York 11530
Telephone: (516) 683-3516

GRABAR LAW OFFICE

By:
Joshua H. Grabar
One Liberty Place 1650 Market Street, Suite 3600
Philadelphia, Pennsylvania 19103
Telephone: (267) 507-6085

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 140 of 146
FORM DISBURSEMENT NOTICES
PageID.1926

DATED:	GAINEY McKENNA & EGLESTON

By:
Gregory M. Egleston
260 Madison Avenue, 22nd Floor
New York, NY 10016
Telephone: (212) 983-1300
Fax: (212) 983-0383
Email: egleston@gme-law.com

DATED:	THE ROSEN LAW FIRM, P.A.

By:
Laurence M. Rosen
355 S. Grand Avenue, Suite 2450
Los Angeles, CA 90071
Telephone: (213) 785-2610
Facsimile: (213) 226-4684
Email: lrosen@rosenlegal.com

Phillip Kim
Erica L. Stone
275 Madison Avenue, 40th Floor
New York, NY 10016
Telephone: (212) 686-1060
Facsimile: (212) 202-3827
Email: philkim@rosenlegal.com
Email: estone@rosenlegal.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 141 of 146
FORM DISBURSEMENT NOTICES
PageID.1927

DATED:	BOTTINI & BOTTINI, INC.

By:
Francis A. Bottini , Jr.
7817 Ivanhoe Avenue, Suite 102
La Jolla, CA 92037
Telephone: (858) 914-2001
Fax: (858) 914-2002
Email: fbottini@bottinilaw.com

DATED:	SCHUBERT JONCKHEER & KOLBE LLP

By:
Willem F. Jonckheer
Dustin L. Schubert
Schubert Jonckheer & Kolbe LLP
2001 Union Street, Suite 200
San Francisco, CA 94123
Telephone: (415) 788-4220
Fax: (415) 788-0161
Email: wjonckheer@sjk.law
dschubert@sjk.law

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 142 of 146
FORM DISBURSEMENT NOTICES
PageID.1928

DATED:	CADES SCHUTTE LLP

By:
C. Michael Heihre
Michi Momose
Lisa K. Swartzfager
1000 Bishop Street, Suite 1200
Honolulu, HI 96813
Telephone: (808) 521-9200
Facsimile: (808) 521-9210
Email: mheihre@cades.com
mmomose@cades.com
lswartzfager@cades.com

DATED:	SKADDEN, ARPS, SLATE, MEAGHER &
FLOM LLP

By:
Mark R.S. Foster
525 University Avenue,
Palo Alto, CA 94301
Telephone: (650) 470-4500
Facsimile: (650) 470-4570
Email: mark.foster@skadden.com

Peter B. Morrison
300 South Grand Avenue, Suite 3400
Los Angeles, CA 90071
Telephone: (213) 687-5000
Facsimile: (213) 687-5600
Email: peter.morrison@skadden.com

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 143 of 146
FORM DISBURSEMENT NOTICES
PageID.1929

DATED:	DAMON KEY LEONG KUPCHAK
HASTERT

By:
Matthew T. Evans
Mark M. Murakami
Clint K. Hamada
1003 Bishop Street, Suite 1600
Honolulu, HI 96813
Telephone: (808) 531-8031
Facsimile: (808) 533-2242
Email: mte@hawaiilawyer.com
mmm@hawaiilawyer.com
ckh@hawaiilawyer.com

DATED:	ALLEN OVERY SHEARMAN STERLING
US LLP

By:
Adam S. Hakki
599 Lexington Avenue
New York, NY 10022

Daniel H.R. Laguardia
140 New Montgomery Street
San Francisco, CA 94105
Telephone: (212) 848-4000

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 144 of 146
CERTIFICATE OF AUTHORIZED SIGNERS
PageID.1930

EXHIBIT C-1

CERTIFICATE AS TO AUTHORIZED SIGNATURES (HEI PARTIES)
The specimen signatures shown below are the specimen signatures of the HEI Parties under the Escrow Agreement to which this Exhibit is attached, who are authorized to initiate and approve transactions of all types for the above-mentioned account on behalf of the HEI Parties.

Name / Title	Specimen Signature
Name	Signature
Title
Name	Signature
Title

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 145 of 146

CERTIFICATE OF AUTHORIZED SIGNERS
PageID.1931

EXHIBIT C-2
CERTIFICATE AS TO AUTHORIZED SIGNATURES (PLAINTIFFS)
The specimen signatures shown below are the specimen signatures of Plaintiffs under the Escrow Agreement to which this Exhibit is attached, who are authorized to initiate and approve transactions of all types for the above-mentioned account on behalf of Plaintiffs.

Name / Title	Specimen Signature
Name	Signature
Title
Name	Signature
Title

Case 1:24-cv-00164-MWJS-WRP Document 91-3 Filed 01/02/26 Page 146 of 146
FEES OF ESCROW AGENT
PageID.1932
EXHIBIT D
FEES OF ESCROW AGENT

Description of Fee	Amount
Administrative Fee	$10,000 (one-time, up-front payment)
Monthly Maintenance Fee	$275 (Charged 30 days after account opening)
Wire In – USD	$16 per wire
Wire Out – USD	$100 per wire
Cashier’s Checks	$50 per cashier’s check plus postage/overnight costs
Postage/ Overnight	At cost

Out-of-Pocket Expenses: Billed at Cost
This includes fees billed by any outside contractors that are engaged including for example: attorneys, accountants, managers, appraisers, etc., and also includes charges incurred for printing, publishing, postage, and special delivery expenses.